UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 03/31/2011

Item 1 – Report to Stockholders

March 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	17.31%	15.65%

US small cap equities (Russell 2000 Index)	25.48	25.79

International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2011, the Fund, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation”), outperformed its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index). The Fund outperformed the fixed income benchmark, the Barclays Capital US Aggregate Bond Index, while it underperformed the equity benchmark, the Russell 1000 Index.

What factors influenced performance?

•

The Fund’s overweight allocation to equities and underweight in fixed income relative to its blended benchmark drove positive performance. Although both the Master Large Cap Core Portfolio and Master Total Return Portfolio outperformed their respective benchmarks, equity markets broadly outperformed fixed income during the period.

•

The Fund’s equity allocation benefited from its positioning in the consumer discretionary, health care and consumer staples sectors. In consumer discretionary, holdings in specialty retail, particularly apparel and apparel-related names, delivered strong gains, as did holdings in the media industry, which benefited from increased spending on advertising from consumer-related businesses and growing demand for premium media content driven by a surge in competing distribution platforms. In health care, a concentration in providers & services stocks had a positive impact on performance. Limited exposure to consumer staples also proved beneficial as did stock selection within the sector. Conversely, an underweight allocation to the energy sector and overweight in utilities detracted from performance in the Fund’s equity allocation.

•

While the overall fixed income asset class underperformed equities during the period, the high yield sector rallied on improving fundamentals and continued signs of an improving US economy. The Fund’s fixed income allocation benefited from its out-of-index holdings in high yield corporate credit. Overweight allocations to non-government spread sectors, including investment grade credit, commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), also contributed positively to performance. However, tactical positioning in agency MBS in the earlier part of the period, and portfolio duration (sensitivity to interest rates) and yield curve positioning later in the period had a negative impact on performance.

Describe recent portfolio activity.

•

The sharp rally in equities over the later part of 2010 caused the Fund’s equity overweight to drift higher by the end of the year. Early in 2011, we pared down the Fund’s equity exposure in order to maintain an overweight at a level that is suitable for the Fund’s risk profile.

Describe portfolio positioning at period end.

•	At period end, the Fund was overweight relative to the blended benchmark in equities (by approximately 3.5%) and underweight in fixed income.

•

The Fund’s equity allocation maintains a bias toward a mix of both high-quality and cyclical companies with strong balance sheets, good free cash flow and the ability to expand market share. In addition, the equity allocation maintains a preference toward US stocks as compared to other developed markets, with a special emphasis on multinational companies that can access revenue streams from around the world. Relative to the Russell 1000 Index, the largest sector overweights at period end included information technology and health care, while the most significant underweights were in financials and industrials.

•

At period end, the Fund’s fixed income allocation was generally underweight relative to the Barclays Capital US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the fixed income allocation was underweight in US Treasuries, agency debentures and FDIC-guaranteed debt, while it was overweight in agency MBS. Within non-government sectors, the fixed income allocation was overweight in investment-grade corporate debt, CMBS and ABS. Out-of-index holdings included high yield corporate credit and non-agency MBS. The fixed income allocation ended the period with a shorter duration versus the Barclays Capital US Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[6]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	13.02%	12.58%	N/A	3.34%	N/A	3.96%	N/A
Investor A	12.79	12.17	6.28%	3.02	1.92%	3.67	3.11%
Investor B	12.25	11.13	6.63	2.10	1.79	3.00	3.00
Investor C	12.39	11.32	10.32	2.21	2.21	2.87	2.87
Class R	12.62	11.72	N/A	2.62	N/A	3.42	N/A

Barclays Capital US Aggregate Bond Index	(0.88)	5.12	N/A	6.03	N/A	5.56	N/A
Russell 1000 Index	18.13	16.69	N/A	2.93	N/A	3.83	N/A
60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index	10.23	12.41	N/A	4.57	N/A	4.89	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$1,130.20	$3.88	$1,000.00	$1,021.26	$3.68	0.73%
Investor A	$1,000.00	$1,127.90	$5.57	$1,000.00	$1,019.66	$5.29	1.05%
Investor B	$1,000.00	$1,122.50	$10.80	$1,000.00	$1,014.73	$10.25	2.04%
Investor C	$1,000.00	$1,123.90	$9.74	$1,000.00	$1,015.73	$9.25	1.84%
Class R	$1,000.00	$1,126.20	$7.74	$1,000.00	$1,017.62	$7.34	1.46%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most fiscal half year divided by 365.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

The Benefits and Risks of Leveraging

Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC may utilize leverage to seek to enhance its yield. However, this objective cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s investors will benefit from the incremental net income.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Master Total Return Portfolio, but as described above, it also creates risks as short or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Total Return Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Total Return Portfolio’s net income will be less than if leverage had not been used. The Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Master Total Return Portfolio investors and may reduce income.

Derivative Financial Instruments

Master Total Return Portfolio may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements of the Master Total Return Portfolio, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Master Total Return Portfolio’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master Total Return Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Total Return Portfolio can realize on an investment or may cause the Master Total Return Portfolio to hold an investment that it might otherwise sell. The Master Total Return Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements of Master Total Return Portfolio.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	7

Statement of Assets and Liabilities

March 31, 2011 (Unaudited)

Assets

Investment in Master Large Cap Core Portfolio (“Master Large Cap Core Portfolio”)[1] of Master Large Cap Series LLC (cost — $631,802,362)	$752,652,775
Investment in Master Total Return Portfolio (“Master Total Return Portfolio”)[1] of Master Bond LLC (cost — $430,772,680)	430,111,505
Investments in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (shares — 520,749; cost — $520,749)	520,749
Capital shares sold receivable	10,904,767
Prepaid expenses	45,695

Total assets	1,194,235,491

Liabilities

Capital shares redeemed payable	2,577,462
Service and distribution fees payable	170,647
Investment advisory fees payable	109,799
Officer’s and Directors’ fees payable	1,144
Other accrued expenses payable	367,409

Total liabilities	3,226,461

Net Assets	$1,191,009,030

Net Assets Consist of

Paid-in capital	$1,088,022,211
Undistributed net investment income	6,008,364
Accumulated net realized loss	(23,210,783)
Net unrealized appreciation/depreciation	120,189,238

Net Assets	$1,191,009,030

Net Asset Value

Institutional — Based on net assets of $592,039,910 and 26,109,553 shares outstanding, 400 million shares authorized, $0.10 par value	$22.68

Investor A — Based on net assets of $510,171,702 and 22,580,277 shares outstanding, 200 million shares authorized, $0.10 par value	$22.59

Investor B — Based on net assets of $13,052,715 and 594,324 shares outstanding, 500 million shares authorized, $0.10 par value	$21.96

Investor C — Based on net assets of $65,702,253 and 3,133,880 shares outstanding, 200 million shares authorized, $0.10 par value	$20.97

Class R — Based on net assets of $10,042,450 and 464,744 shares outstanding, 500 million shares authorized, $0.10 par value	$21.61

[1]	The Master Large Cap Core Portfolio and Master Total Return Portfolio are together referred to as the master portfolios (the “Master Portfolios”).

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Statement of Operations

Six Months Ended March 31, 2011 (Unaudited)

Investment Income

Income — affiliated	$3,833
Net investment income allocated from the Master Portfolios:
Interest — unaffiliated	10,443,937
Interest — affiliated	32
Dividends — unaffiliated	6,706,586
Securities lending — affiliated	10,427
Dividends — affiliated	40,616
Total expenses	(2,915,501)
Less fees waived	1,306

Total income	14,291,236

Expenses

Investment advisory	2,462,029
Service — Investor A	624,814
Service and distribution — Investor B	68,814
Service and distribution — Investor C	316,697
Service and distribution — Class R	24,941
Transfer agent — Institutional	246,804
Transfer agent — Investor A	386,600
Transfer agent — Investor B	27,032
Transfer agent — Investor C	62,604
Transfer agent — Class R	15,804
Printing	83,509
Professional	56,105
Registration	32,640
Officer and Directors	17,862
Custodian	2,144
Miscellaneous	23,606

Total expenses	4,452,005
Less fees waived by advisor	(1,856,552)

Total expenses after fees waived	2,595,453

Net investment income	11,695,783

Realized and Unrealized Gain Allocated From the Master Portfolios

Net realized gain from investments, financial futures contracts, swaps, options written, foreign currency transactions and borrowed bonds	67,457,134
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written, foreign currency transactions, investments sold short and borrowed bonds	61,094,312

Total realized and unrealized gain	128,551,446

Net Increase in Net Assets Resulting from Operations	$140,247,229

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	9

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

Operations

Net investment income	$11,695,783	$24,735,223
Net realized gain	67,457,134	106,191,397
Net change in unrealized appreciation/depreciation	61,094,312	(30,285,793)

Net increase in net assets resulting from operations	140,247,229	100,640,827

Dividends to Shareholders From

Net investment income:
Institutional	(5,976,983)	(16,428,308)
Investor A	(4,510,978)	(12,519,042)
Investor B	(60,581)	(267,673)
Investor C	(377,880)	(1,161,227)
Class R	(73,613)	(193,909)

Decrease in net assets resulting from dividends to shareholders	(11,000,035)	(30,570,159)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(59,173,964)	(199,582,950)

Net Assets

Total increase (decrease) in net assets	70,073,230	(129,512,282)
Beginning of period	1,120,935,800	1,250,448,082

End of period	$1,191,009,030	$1,120,935,800

Undistributed net investment income	$6,008,364	$5,312,616

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Financial Highlights

	Institutional

	Six Months
	Ended
	March 31,	Year Ended September 30,
	2011
	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$20.28	$19.17	$21.96	$29.29	$27.71	$27.00

Net investment income[1]	0.24	0.46	0.54	0.71	0.71	0.63
Net realized and unrealized gain (loss)	2.39	1.20	(1.60)	(5.31)	2.98	2.22

Net increase (decrease) from investment operations	2.63	1.66	(1.06)	(4.60)	3.69	2.85

Dividends and distributions from:
Net investment income	(0.23)	(0.55)	(0.62)	(0.76)	(0.77)	(0.54)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.23)	(0.55)	(1.73)	(2.73)	(2.11)	(2.14)

Net asset value, end of period	$22.68	$20.28	$19.17	$21.96	$29.29	$27.71

Total Investment Return[2]

Based on net asset value	13.02%[3]	8.75%[4]	(3.53)%[5]	(16.99)%	13.85%	11.24%

Ratios to Average Net Assets[6]

Total expenses	1.05%[7]	1.08%	0.85%	0.58%	0.57%	0.61%

Total expenses after fees waived	0.73%[7]	0.76%	0.64%	0.56%	0.55%	0.59%

Net investment income	2.24%[7]	2.28%	3.12%	2.72%	2.50%	2.40%

Supplemental Data

Net assets, end of period (000)	$592,040	$547,721	$626,711	$806,612	$1,271,031	$1,215,143

Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	12%

Portfolio turnover of the Master Total Return Portfolio	1,491%[10]	1,754%[11]	708%[12]	—	—	—

Portfolio turnover of the Master Large Cap Core Portfolio	67%	173%	168%[13]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 8.32%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (3.88)%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,036%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	11

Financial Highlights (continued)

	Investor A

	Six Months
	Ended
	March 31,	Year Ended September 30,
	2011
	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$20.21	$19.11	$21.88	$29.19	$27.63	$26.92

Net investment income[1]	0.21	0.39	0.48	0.62	0.63	0.57
Net realized and unrealized gain (loss)	2.36	1.19	(1.58)	(5.28)	2.97	2.21

Net increase (decrease) from investment operations	2.57	1.58	(1.10)	(4.66)	3.60	2.78

Dividends and distributions from:
Net investment income	(0.19)	(0.48)	(0.56)	(0.68)	(0.70)	(0.47)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.19)	(0.48)	(1.67)	(2.65)	(2.04)	(2.07)

Net asset value, end of period	$22.59	$20.21	$19.11	$21.88	$29.19	$27.63

Total Investment Return[2]

Based on net asset value	12.79%[3]	8.38%[4]	(3.79)%[5]	(17.25)%	13.52%	10.98%

Ratios to Average Net Assets[6]

Total expenses	1.37%[7]	1.40%	1.17%	0.88%	0.84%	0.86%

Total expenses after fees waived	1.05%[7]	1.08%	0.95%	0.85%	0.82%	0.84%

Net investment income	1.93%[7]	1.96%	2.80%	2.42%	2.23%	2.15%

Supplemental Data

Net assets, end of period (000)	$510,172	$488,087	$529,120	$655,429	$913,955	$912,518

Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	12%

Portfolio turnover of the Master Total Return Portfolio	1,491%[10]	1,754%[11]	708%[12]	—	—	—

Portfolio turnover of the Master Large Cap Core Portfolio	67%	173%	168%[13]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.95%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.19)%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,036%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Financial Highlights (continued)

	Investor B

	Six Months
	Ended
	March 31,	Year Ended September 30,
	2011
	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$19.65	$18.56	$21.24	$28.36	$26.87	$26.19

Net investment income[1]	0.10	0.20	0.32	0.39	0.39	0.35
Net realized and unrealized gain (loss)	2.30	1.16	(1.55)	(5.13)	2.87	2.15

Net increase (decrease) from investment operations	2.40	1.36	(1.23)	(4.74)	3.26	2.50

Dividends and distributions from:
Net investment income	(0.09)	(0.27)	(0.34)	(0.41)	(0.43)	(0.22)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.09)	(0.27)	(1.45)	(2.38)	(1.77)	(1.82)

Net asset value, end of period	$21.96	$19.65	$18.56	$21.24	$28.36	$26.87

Total Investment Return[2]

Based on net asset value	12.25%[3]	7.37%[4]	(4.69)%[5]	(17.96)%	12.57%	10.10%

Ratios to Average Net Assets[6]

Total expenses	2.36%[7]	2.34%	2.09%	1.75%	1.67%	1.64%

Total expenses after fees waived	2.04%[7]	2.02%	1.90%	1.73%	1.65%	1.61%

Net investment income	0.94%[7]	1.03%	1.93%	1.56%	1.43%	1.35%

Supplemental Data

Net assets, end of period (000)	$13,053	$14,374	$23,963	$51,371	$100,808	$157,581

Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	12%

Portfolio turnover of the Master Total Return Portfolio	1,491%[10]	1,754%[11]	708%[12]	—	—	—

Portfolio turnover of the Master Large Cap Core Portfolio	67%	173%	168%[13]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 6.82%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (5.10)%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,036%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	13

Financial Highlights (continued)

	Investor C

	Six Months
	Ended
	March 31,	Year Ended September 30,
	2011
	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$18.77	$17.79	$20.51	$27.52	$26.17	$25.59

Net investment income[1]	0.11	0.21	0.32	0.39	0.39	0.34
Net realized and unrealized gain (loss)	2.21	1.12	(1.50)	(4.95)	2.79	2.11

Net increase (decrease) from investment operations	2.32	1.33	(1.18)	(4.56)	3.18	2.45

Dividends and distributions from:
Net investment income	(0.12)	(0.35)	(0.43)	(0.48)	(0.49)	(0.27)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.12)	(0.35)	(1.54)	(2.45)	(1.83)	(1.87)

Net asset value, end of period	$20.97	$18.77	$17.79	$20.51	$27.52	$26.17

Total Investment Return[2]

Based on net asset value	12.39%[3]	7.53%[4]	(4.56)%[5]	(17.90)%	12.62%	10.13%

Ratios to Average Net Assets[6]

Total expenses	2.17%[7]	2.20%	1.97%	1.67%	1.63%	1.64%

Total expenses after fees waived	1.84%[7]	1.88%	1.76%	1.65%	1.60%	1.61%

Net investment income	1.13%[7]	1.16%	2.00%	1.63%	1.45%	1.37%

Supplemental Data

Net assets, end of period (000)	$65,702	$61,017	$60,461	$72,694	$100,572	$101,175

Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	12%

Portfolio turnover of the Master Total Return Portfolio	1,491%[10]	1,754%[11]	708%[12]	—	—	—

Portfolio turnover of the Master Large Cap Core Portfolio	67%	173%	168%[13]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.12%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.94)%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,036%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

14	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Financial Highlights (concluded)

		Class R

	Six Months
	Ended
	March 31,	Year Ended September 30,
	2011
	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$19.33	$18.31	$21.06	$28.22	$26.81	$26.18

Net investment income[1]	0.15	0.29	0.38	0.49	0.50	0.49
Net realized and unrealized gain (loss)	2.28	1.14	(1.54)	(5.08)	2.90	2.15

Net increase (decrease) from investment operations	2.43	1.43	(1.16)	(4.59)	3.40	2.64

Dividends and distributions from:
Net investment income	(0.15)	(0.41)	(0.48)	(0.60)	(0.65)	(0.41)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.15)	(0.41)	(1.59)	(2.57)	(1.99)	(2.01)

Net asset value, end of period	$21.61	$19.33	$18.31	$21.06	$28.22	$26.81

Total Investment Return[2]

Based on net asset value	12.62%[3]	7.87%[4]	(4.25)%[5]	(17.59)%	13.18%	10.70%

Ratios to Average Net Assets[6]

Total expenses	1.78%[7]	1.84%	1.64%	1.31%	1.16%	1.11%

Total expenses after fees waived	1.46%[7]	1.52%	1.42%	1.29%	1.14%	1.09%

Net investment income	1.51%[7]	1.51%	2.29%	1.98%	1.87%	1.91%

Supplemental Data

Net assets, end of period (000)	$10,042	$9,737	$10,194	$9,655	$10,117	$4,805

Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	12%

Portfolio turnover of the Master Total Return Portfolio	1,491%[10]	1,754%[11]	708%[12]	—	—	—

Portfolio turnover of the Master Large Cap Core Portfolio	67%	173%	168%[13]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.53%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.62)%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,036%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	15

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective of the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. The Fund invests the fixed income portion of its assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund. The Fund invests the equity portion of its assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio are collectively referred to as the master portfolios (the “Master Portfolios”). The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund at March 31, 2011 were 21.8% and 10.5%, respectively. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund’s would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios, including categorization of fair value measurements, is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are recorded on the dates the transactions are entered into (the trade dates). The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

16	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets as follows:

Not exceeding $250 million	0.500%
In excess of $250 million, but not exceeding $300 million	0.450%
In excess of $300 million, but not exceeding $400 million	0.425%
In excess of $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee in the amount the Fund pays in connection with its investments in the Master Portfolios, which is included in fees waived by advisor in the Statement of Operations.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at March 31, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	8,606,763	(8,086,014)	520,749	$4,049

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,608. For the six months ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares as follows:

Investor A	$25
Investor B	$4,840
Investor C	$1,334

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,927
Investor A	$2,998
Investor B	$401
Investor C	$401
Class R	$26

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	17

Notes to Financial Statements (continued)

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended March 31, 2011.

4. Capital Loss Carryforwards:

As of September 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follow:

Expires September 30,

2017	$19,511,269
2018	76,532,355

Total	$96,043,624

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

	Shares	Amount	Shares	Amount

Institutional

Shares sold	644,449	$13,997,497	1,241,033	$24,666,825
Shares issued to shareholders in reinvestment of dividends and distributions	242,054	5,175,166	728,382	14,376,456

Total issued	886,503	19,172,663	1,969,415	39,043,281
Shares redeemed	(1,787,601)	(38,533,807)	(7,646,173)	(153,913,817)

Net decrease	(901,098)	$(19,361,144)	(5,676,758)	$(114,870,536)

Investor A

Shares sold and automatic conversion of shares	373,916	$8,054,997	1,109,071	$22,101,311
Shares issued to shareholders in reinvestment of dividends and distributions	183,028	3,902,192	554,509	10,911,110

Total issued	556,944	11,957,189	1,663,580	33,012,421
Shares redeemed	(2,132,028)	(45,770,868)	(5,201,699)	(103,263,663)

Net decrease	(1,575,084)	$(33,813,679)	(3,538,119)	$(70,251,242)

18	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

	Shares	Amount	Shares	Amount

Investor B

Shares sold	7,837	$164,567	28,919	$557,347
Shares issued to shareholders in reinvestment of dividends and distributions	2,395	49,783	11,396	218,428

Total issued	10,232	214,350	40,315	775,775
Shares redeemed and automatic conversion of shares	(147,513)	(3,084,853)	(600,084)	(11,567,696)

Net decrease	(137,281)	$(2,870,503)	(559,769)	$(10,791,921)

Investor C

Shares sold	143,588	$2,873,969	506,603	$9,357,006
Shares issued to shareholders in reinvestment of dividends and distributions	16,466	326,521	54,028	990,017

Total issued	160,054	3,200,490	560,631	10,347,023
Shares redeemed	(277,519)	(5,527,196)	(708,058)	(13,039,368)

Net decrease	(117,465)	$(2,326,706)	(147,427)	$(2,692,345)

Class R

Shares sold	87,724	$1,804,853	248,434	$4,701,738
Shares issued to shareholders in reinvestment of dividends and distributions	3,605	73,613	10,283	193,908

Total issued	91,329	1,878,466	258,717	4,895,646
Shares redeemed	(130,228)	(2,680,397)	(311,877)	(5,872,552)

Net decrease	(38,899)	$(801,931)	(53,160)	$(976,906)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	19

Portfolio Summary	Master Large Cap Core Portfolio

As of March 31, 2011

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	2%
Philip Morris International, Inc.	2
Intel Corp.	2
Comcast Corp., Class A	2
UnitedHealth Group, Inc.	2
Amgen, Inc.	1
Apple, Inc.	1
Bristol-Myers Squibb Co.	1
Eli Lilly & Co.	1
Marathon Oil Corp.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	28%
Health Care	17
Consumer Discretionary	14
Energy	10
Consumer Staples	6
Industrials	6
Financials	6
Utilities	6
Materials	3
Telecommunication Services	4

For Portfolio compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments March 31, 2011 (Unaudited)	Master Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 14.1%
Auto Components — 0.8%
Autoliv, Inc.	360,000	$26,722,800

Diversified Consumer Services — 0.7%
Career Education Corp. (a)	820,000	18,630,400
ITT Educational Services, Inc. (a)	80,000	5,772,000

		24,402,400

Internet & Catalog Retail — 1.0%
Liberty Media Holding Corp. — Interactive (a)	2,180,000	34,967,200

Media — 6.4%
CBS Corp., Class B	1,500,000	37,560,000
Comcast Corp., Class A	2,100,000	51,912,000
DIRECTV, Class A (a)	940,000	43,992,000
DISH Network Corp. (a)	1,170,000	28,501,200
Gannett Co., Inc.	640,000	9,747,200
Interpublic Group of Cos., Inc.	2,960,000	37,207,200
Liberty Media Holding Corp. — Capital (a)	170,000	12,523,900

		221,443,500

Multiline Retail — 1.0%
Macy’s, Inc.	1,360,000	32,993,600

Specialty Retail — 4.2%
Foot Locker, Inc.	1,750,000	34,510,000
Limited Brands, Inc.	1,110,000	36,496,800
PetSmart, Inc.	260,000	10,647,000
Ross Stores, Inc.	380,000	27,025,600
Williams-Sonoma, Inc.	900,000	36,450,000

		145,129,400

Total Consumer Discretionary		485,658,900

Consumer Staples — 6.2%
Beverages — 1.8%
Coca-Cola Enterprises Inc.	470,000	12,831,000
Constellation Brands, Inc., Class A (a)	630,000	12,776,400
Dr. Pepper Snapple Group, Inc.	1,000,000	37,160,000

		62,767,400

Food & Staples Retailing — 1.1%
The Kroger Co.	1,610,000	38,591,700

Food Products — 1.0%
Tyson Foods, Inc., Class A	1,800,000	34,542,000

Household Products — 0.4%
The Procter & Gamble Co.	210,000	12,936,000

Tobacco — 1.9%
Philip Morris International, Inc.	1,010,000	66,286,300

Total Consumer Staples		215,123,400

Energy — 10.2%
Energy Equipment & Services — 1.8%
Exterran Holdings, Inc. (a)	460,000	10,915,800
McDermott International, Inc. (a)	1,540,000	39,100,600
Nabors Industries Ltd. (a)	390,000	11,848,200

		61,864,600

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	180,000	$19,337,400
Exxon Mobil Corp.	890,000	74,875,700
Frontier Oil Corp.	1,130,000	33,131,600
Marathon Oil Corp.	840,000	44,780,400
Murphy Oil Corp.	550,000	40,381,000
Sunoco, Inc.	790,000	36,016,100
Valero Energy Corp.	1,350,000	40,257,000

		288,779,200

Total Energy		350,643,800

Financials — 5.8%
Capital Markets — 1.0%
Ameriprise Financial, Inc.	560,000	34,204,800

Commercial Banks — 0.3%
Popular, Inc. (a)	930,000	2,706,300
Wells Fargo & Co.	210,000	6,657,000

		9,363,300

Consumer Finance — 1.2%
Discover Financial Services, Inc.	1,660,000	40,039,200

Diversified Financial Services — 1.4%
JPMorgan Chase & Co.	280,000	12,908,000
The NASDAQ Stock Market, Inc. (a)	1,370,000	35,400,800

		48,308,800

Insurance — 1.9%
Assurant, Inc.	810,000	31,193,100
Berkshire Hathaway, Inc. (a)	60,000	5,017,800
MBIA, Inc. (a)	3,130,000	31,425,200

		67,636,100

Total Financials		199,552,200

Health Care — 16.9%
Biotechnology — 3.8%
Amgen, Inc. (a)	870,000	46,501,500
Biogen Idec, Inc. (a)	550,000	40,364,500
Cephalon, Inc. (a)	410,000	31,069,800
Myriad Genetics, Inc. (a)	610,000	12,291,500

		130,227,300

Health Care Providers & Services — 7.0%
Aetna, Inc.	1,050,000	39,301,500
AmerisourceBergen Corp.	1,020,000	40,351,200
Cardinal Health, Inc.	910,000	37,428,300
Coventry Health Care, Inc. (a)	840,000	26,787,600
Health Management Associates, Inc., Class A (a)	3,400,000	37,060,000
Lincare Holdings, Inc.	340,000	10,084,400
UnitedHealth Group, Inc.	1,110,000	50,172,000

		241,185,000

Life Sciences Tools & Services — 1.5%
Illumina, Inc. (a)	510,000	35,735,700
Pharmaceutical Product Development, Inc.	650,000	18,011,500

		53,747,200

Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	1,710,000	45,195,300
Eli Lilly & Co.	1,280,000	45,017,600
Endo Pharmaceuticals Holdings, Inc. (a)	420,000	16,027,200
Forest Laboratories, Inc. (a)	1,180,000	38,114,000
Johnson & Johnson	130,000	7,702,500
Pfizer, Inc.	370,000	7,514,700

		159,571,300

Total Health Care		584,730,800

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	21

Schedule of Investments (continued)	Master Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 6.2%
Aerospace & Defense — 0.8%
Raytheon Co.	510,000	$25,943,700

Airlines — 1.0%
Southwest Airlines Co.	2,580,000	32,585,400

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	180,000	7,552,800
Pitney Bowes, Inc.	390,000	10,019,100

		17,571,900

Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV	200,000	8,132,000
KBR, Inc.	640,000	24,172,800

		32,304,800

Industrial Conglomerates — 0.6%
General Electric Co.	1,080,000	21,654,000

Machinery — 2.0%
AGCO Corp. (a)	350,000	19,239,500
Manitowoc Co.	1,740,000	38,071,200
Timken Co.	250,000	13,075,000

		70,385,700

Road & Rail — 0.4%
Ryder System, Inc.	270,000	13,662,000

Total Industrials		214,107,500

Information Technology — 28.0%
Communications Equipment — 1.8%
Motorola Solutions Inc. (a)	900,000	40,221,000
Tellabs, Inc.	3,960,000	20,750,400

		60,971,400

Computers & Peripherals — 5.5%
Apple, Inc. (a)	130,000	45,298,500
Dell, Inc. (a)	2,740,000	39,757,400
Lexmark International, Inc., Class A (a)	850,000	31,484,000
Seagate Technology (a)	2,660,000	38,304,000
Western Digital Corp. (a)	970,000	36,171,300

		191,015,200

Electronic Equipment, Instruments & Components — 2.3%
Corning, Inc.	1,980,000	40,847,400
Vishay Intertechnology, Inc. (a)	2,050,000	36,367,000

		77,214,400

Internet Software & Services — 0.2%
Google, Inc., Class A (a)	10,000	5,862,100

IT Services — 1.6%
International Business Machines Corp.	120,000	19,568,400
The Western Union Co.	1,770,000	36,762,900

		56,331,300

Semiconductors & Semiconductor Equipment — 13.9%
Altera Corp.	940,000	41,378,800
Analog Devices, Inc.	930,000	36,623,400
Applied Materials, Inc.	2,600,000	40,612,000
Atmel Corp. (a)	2,690,000	36,664,700
Cypress Semiconductor Corp. (a)	1,520,000	29,457,600
Fairchild Semiconductor International, Inc. (a)	1,180,000	21,476,000
Intel Corp.	2,980,000	60,106,600
Lam Research Corp. (a)	670,000	37,962,200

Common Stocks	Shares	Value

Information Technology (concluded)
Semiconductors & Semiconductor Equipment (concluded)
MEMC Electronic Materials, Inc. (a)	2,800,000	$36,288,000
National Semiconductor Corp.	2,300,000	32,982,000
Novellus Systems, Inc. (a)	960,000	35,644,800
ON Semiconductor Corp. (a)	3,460,000	34,150,200
Teradyne, Inc. (a)	2,040,000	36,332,400

		479,678,700

Software — 2.7%
Autodesk, Inc. (a)	80,000	3,528,800
CA, Inc.	1,500,000	36,270,000
Microsoft Corp.	640,000	16,230,400
Symantec Corp. (a)	2,060,000	38,192,400

		94,221,600

Total Information Technology		965,294,700

Materials — 3.3%
Chemicals — 0.6%
Huntsman Corp.	1,280,000	22,246,400

Containers & Packaging — 0.6%
Ball Corp.	170,000	6,094,500
Crown Holdings, Inc. (a)	180,000	6,944,400
Sealed Air Corp.	260,000	6,931,600

		19,970,500

Metals & Mining — 1.2%
Alcoa, Inc.	2,400,000	42,360,000

Paper & Forest Products — 0.9%
Domtar Corp.	60,000	5,506,800
MeadWestvaco Corp.	840,000	25,477,200

		30,984,000

Total Materials		115,560,900

Telecommunication Services — 3.6%
Diversified Telecommunication Services — 1.4%
AT&T Inc.	360,000	11,016,000
Qwest Communications International, Inc.	5,670,000	38,726,100

		49,742,100

Wireless Telecommunication Services — 2.2%
MetroPCS Communications, Inc. (a)	2,280,000	37,027,200
Sprint Nextel Corp. (a)	8,430,000	39,115,200

		76,142,400

Total Telecommunication Services		125,884,500

Utilities — 5.8%
Electric Utilities — 0.5%
Pepco Holdings, Inc.	880,000	16,412,000

Independent Power Producers & Energy Traders — 2.5%
The AES Corp. (a)	2,990,000	38,870,000
GenOn Energy, Inc. (a)	3,175,200	12,097,512
NRG Energy, Inc. (a)	1,680,000	36,187,200

		87,154,712

Multi-Utilities — 2.8%
Ameren Corp.	1,210,000	33,964,700
CMS Energy Corp.	1,380,000	27,103,200
NiSource, Inc. (b)	1,800,000	34,524,000

		95,591,900

Total Utilities		199,158,612

Total Long-Term Investments (Cost — $2,825,439,355) — 100.1%		3,455,715,312

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (concluded)	Master Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)	Value

BlackRock Liquidity Series, LLC Money Market Series, 0.43% (c)(d)(e)	$29,696	$29,696,000

Total Short-Term Securities (Cost — $29,696,000) — 0.9%		29,696,000

Total Investments (Cost — $2,855,135,355*) — 101.0%		3,485,411,312
Liabilities in Excess of Other Assets — (1.0)%		(32,879,237)

Net Assets — 100.0%		$3,452,532,075

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,911,040,388

Gross unrealized appreciation	$620,511,455
Gross unrealized depreciation	(46,140,531)

Net unrealized appreciation	$574,370,924

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master LLC during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at September 30, 2010	Net Activity	Beneficial Interest Held at March 31, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$501
BlackRock Liquidity Series, LLC Money Market Series	$113,624,600	$(86,928,600)	$29,696,000	$46,773

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$3,455,715,312	—	—	$3,455,715,312
Short-Term Securities	—	$29,696,000	—	29,696,000

Total	$3,455,715,312	$29,696,000	—	$3,485,411,312

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	23

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

March 31, 2011 (Unaudited)

Assets

Investments at value — unaffiliated[1,2]	$3,455,715,312
Investments at value — affiliated[3]	29,696,000
Investments sold receivable	19,256,915
Dividends receivable	2,213,850
Contributions receivable from investors	337,577
Securities lending income receivable — affiliated	5,903
Prepaid expenses	66,803
Other assets	14,069

Total assets	3,507,306,429

Liabilities

Collateral on securities loaned, at value	29,696,000
Bank overdraft	1,770,417
Investments purchased payable	11,996,122
Withdrawals payable to investors	9,534,021
Investment advisory fees payable	1,341,118
Other affiliates payable	15,411
Directors’ fees payable	1,078
Other accrued expenses payable	419,178
Other liabilities	1,009

Total liabilities	54,774,354

Net Assets	$3,452,532,075

Net Assets Consist of

Investors’ capital	$2,831,699,862
Net unrealized appreciation/depreciation	620,832,213

Net Assets	$3,452,532,075

[1] Investments at cost — unaffiliated	$2,834,883,099

[2] Securities loaned at value	$28,478,464

[3] Investments at cost — affiliated	$29,696,000

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Statement of Operations	Master Large Cap Core Portfolio

Six Months Ended March 31, 2011 (Unaudited)

Investment Income

Dividends — unaffiliated	$30,090,939
Interest	47,829
Securities lending — affiliated	46,773
Dividends — affiliated	501

Total income	30,186,042

Expenses

Investment advisory	7,755,727
Accounting services	282,042
Custodian	78,717
Professional	41,440
Directors	41,153
Printing	1,675
Miscellaneous	33,497

Total expenses	8,234,251
Less fees waived by advisor	(376)

Total expenses after fees waived	8,233,875

Net investment income	21,952,167

Realized and Unrealized Gain

Net realized gain from investments	315,502,729
Net change in unrealized appreciation/depreciation on investments	307,214,906

Total realized and unrealized gain	622,717,635

Net Increase in Net Assets Resulting from Operations	$644,669,802

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	25

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

Operations

Net investment income	$21,952,167	$41,996,963
Net realized gain	315,502,729	409,794,894
Net change in unrealized appreciation/depreciation	307,214,906	(226,914,201)

Net increase in net assets resulting from operations	644,669,802	224,877,656

Capital Transactions

Proceeds from contributions	181,801,495	390,820,213
Value of withdrawals	(583,425,043)	(1,352,534,366)

Net decrease in net assets derived from capital transactions	(401,623,548)	(961,714,153)

Net Assets

Total increase (decrease) in net assets	243,046,254	(736,836,497)
Beginning of period	3,209,485,821	3,946,322,318

End of period	$3,452,532,075	$3,209,485,821

Financial Highlights	Master Large Cap Core Portfolio

	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009

				Year Ended October 31,

				2008	2007	2006	2005

Total Investment Return

Total investment return	21.41%[1]	6.16%	12.63%[1,2]	(38.84)%	13.94%	17.32%	18.35%

Ratios to Average Net Assets

Total expenses	0.49%[3]	0.49%	0.50%[3]	0.50%	0.49%	0.49%	0.51%

Total expenses after fees waived	0.49%[3]	0.49%	0.50%[3]	0.50%	0.49%	0.49%	0.51%

Net investment income	1.32%[3]	1.11%	1.56%[3]	0.93%	0.63%	0.58%	0.72%

Supplemental Data

Net assets, end of period (000)	$3,452,532	$3,209,486	$3,946,322	$2,843,515	$5,649,731	$3,876,639	$2,666,699

Portfolio turnover	67%	173%	168%	109%	96%	88%	94%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (Unaudited)	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of the Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Interest income, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend and interest on the securities loaned but does not receive dividend or interest on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	27

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at the following annual rates of the Portfolio’s average daily net assets:

Portion of Average Daily Value of Net Assets:	Rate

Not exceeding $1 billion	0.50%
In excess of $1 billion but not exceeding $5 billion	0.45%
In excess of $5 billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended March 31, 2011, the Portfolio reimbursed the Manager $29,573 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended March 31, 2011, BIM received $12,893 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended March 31, 2011, were $2,214,743,976 and $2,592,536,939, respectively.

4. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2011.

28	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

5. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of March 31, 2011, Master Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	29

Officers and Directors of Master Large Cap Series LLC

Ronald W. Forbes, Co-Chair of the Board and Director
Rodney D. Johnson, Co-Chair of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director and Member of the Audit Committee
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chair of the Audit Committee and Director
Frederick W. Winter, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Master Large Cap Series LLC.

30	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Portfolio Information	Master Total Return Portfolio

As of March 31, 2011

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	56%
Corporate Bonds	15
U.S. Treasury Obligations	14
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	3
Floating Rate Loan Interests	1
Foreign Agency Obligations	1
Taxable Municipal Bonds	1
Common Stocks	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	84%
AA/Aa	3
A/A	5
BBB/Baa	5
BB/Ba	1
B/B	2

[1]	Using the higher of Standard & Poor’s Corporation (“S&P’s”) or Moody’s Investors Service, Inc. (“Moody’s”).

[2]	Include US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	31

Schedule of Investments March 31, 2011 (Unaudited)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC (a):
Series 2004-A, Class A1, 0.57%, 9/15/45 (b)	USD	3,639	$3,323,642
Series 2010-1A, Class A, 5.56%, 7/15/59		9,398	9,859,575
Series 2010-2A, Class A, 4.07%, 1/15/48		4,788	4,650,280
Series 2010-3A, Class A, 3.82%, 12/15/48		9,151	8,843,135
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.62%, 12/25/33		581	486,231
Series 2005-ASP1, Class M1, 0.94%, 9/25/35		11,203	2,816,972
Series 2006-CW1, Class A2C, 0.40%, 7/25/36		1,680	831,279
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 0.55%, 11/25/34 (b)		430	397,129
Bear Stearns Asset-Backed Securities Trust (b):
Series 2005-4, Class A, 0.58%, 1/25/36		287	285,450
Series 2006-HE10, Class 21A1, 0.32%, 12/25/36		3,710	3,461,861
Capital One Multi-Asset Execution Trust (b):
Series 2006-A5, Class A5, 0.28%, 1/15/16		3,310	3,297,611
Series 4-3C, 6.63%, 4/19/17	GBP	3,400	5,602,135
Carrington Mortgage Loan Trust, Class A1 (b):
Series 2006-NC5, 0.30%, 1/25/37	USD	81	79,619
Series 2007-RFC1, 0.30%, 12/25/36		548	527,966
Citibank Omni Master Trust (a):
Series 2009-A8, Class A8, 2.32%, 5/16/16 (b)		26,370	26,768,203
Series 2009-A12, Class A12, 3.35%, 8/15/16		5,860	6,014,148
Series 2009-A13, Class A13, 5.35%, 8/15/18		9,045	9,841,296
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.57%, 9/25/33		909	783,102
Series 2004-5, Class A, 0.70%, 10/25/34		1,245	1,080,412
Series 2006-13, Class 3AV2, 0.40%, 1/25/37		2,424	1,718,770
Series 2006-17, Class 2A2, 0.40%, 3/25/47		1,181	805,375
Series 2006-22, Class 2A1, 0.30%, 5/25/47		6	6,243
Series 2006-25, Class 2A1, 0.32%, 6/25/47		74	73,306
Series 2007-1, Class 2A1, 0.30%, 7/25/37		178	172,857
Series 2007-11, Class 2A1, 0.31%, 6/25/47		45	44,249
Series 2007-12, Class 2A1, 0.60%, 8/25/47		88	83,227
Fannie Mae Mortgage-Backed Securities, Series 2003-W5, Class A, 0.47%, 4/25/33 (b)		15	13,907
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class B, 0.77%, 6/15/13 (b)		3,830	3,822,031
GMAC 93, 7.43%, 12/01/22		8,923	8,922,686
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.32%, 3/25/36 (b)		35	19,338

Asset-Backed Securities		Par (000)	Value

Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	4,369	$6,237,083
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.36%, 7/25/37 (b)	USD	186	181,202
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.61%, 11/25/35 (b)		8,593	3,564,273
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65		2,500	1,700,000
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.56%, 12/25/34 (b)		820	749,862
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.42%, 8/23/27 (b)		11,905	11,246,704
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.52%, 6/25/35 (b)		2,543	2,451,653
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.57%, 7/25/33 (b)		1,954	1,702,556
RAAC, Series 2005-SP2, Class 2A, 0.55%, 6/25/44 (b)		7,082	5,703,812
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.54%, 7/25/33 (b)		842	531,522
SLM Student Loan Trust (b):
Series 2003-A, Class A2, 0.75%, 9/15/20		3,422	3,289,397
Series 2004-B, Class A2, 0.51%, 6/15/21		6,185	5,921,017
Series 2008-5, Class A3, 1.60%, 1/25/18		9,520	9,782,886
Series 2008-5, Class A4, 2.00%, 7/25/23		30,815	32,217,409
Series 2009-B, Class A1, 6.22%, 7/15/42 (a)		10,082	9,742,204
Series 2010-C, Class A1, 1.87%, 12/15/17 (a)		7,415	7,470,264
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		7,560	7,559,289
Series 2011-S1A, Class C, 2.01%, 8/15/16		6,830	6,829,758
Series 2011-WO, Class C, 3.19%, 10/15/15		6,580	6,645,800
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		8,380	8,398,110
Series 2010-2, Class C, 3.89%, 7/17/17		9,885	10,153,696
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		7,668	7,676,334
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		8,015	8,011,431
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		6,205	6,205,087
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		6,586	6,585,514
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (a)(b)		6,465	6,294,324

Portfolio Abbreviations

To simplify the listing of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMR	Airport and Marina Revenue Bonds
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Renminbi
CZK	Czech Republic Koruna
EUR	Euro
EURIBOR	Euro Interbank Offer Rate
FKA	Formerly Known As
GBP	British Pound
GO	General Obligation Bonds
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London InterBank Offered Rate
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Poland Zloty
RB	Revenue Bonds
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish New Lira
TWD	Taiwanese Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Small Business Administration, Class 1:
Series 2002-P10, 5.20%, 8/10/12	USD	88	$91,793
Series 2003-P10A, 4.52%, 2/10/13		9	9,563
Series 2004-P10, 4.50%, 2/10/14		211	220,837
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A2, 0.36%, 10/25/36 (b)		310	302,816
Structured Asset Securities Corp.:
Series 2003-Al2, Class A, 3.36%, 1/25/31 (a)		472	433,357
Series 2004-23XS, Class 2A1, 0.55%, 1/25/35 (b)		2,440	1,821,572
Series 2006-BC6, Class A2, 0.33%, 1/25/37 (b)		3,062	3,007,437
Series 2007-BC1, Class A2, 0.31%, 2/25/37 (b)		568	556,853

Total Asset-Backed Securities — 7.0%			287,927,450

Common Stocks		Shares

Media — 0.0%
CBS Corp., Class B		41,800	1,046,672
McClatchy Co., Class A (c)		278,667	947,468

			1,994,140

Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., Class B		5,000	277,750
Newmont Mining Corp.		36,667	2,001,285

			2,279,035

Multiline Retail — 0.0%
Macy’s, Inc.		52,500	1,273,650

Total Common Stocks — 0.1%			5,546,825

Corporate Bonds		Par (000)

Aerospace & Defense — 0.1%
Finmeccanica Finance SA, 5.25%, 1/21/22	EUR	2,200	3,072,492

Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	USD	2,925	2,923,815

Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		25,510	26,240,759
5.38%, 1/15/20		8,165	8,763,511

			35,004,270

Capital Markets — 2.2%
CDP Financial, Inc. (a):
3.00%, 11/25/14		17,845	18,189,997
4.40%, 11/25/19		10,420	10,513,520
Credit Suisse AG, 5.40%, 1/14/20		2,820	2,848,132
Credit Suisse Group Finance US, Inc., 3.63%, 9/14/20 (b)	EUR	2,200	2,969,361
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	USD	7,960	8,547,790
3.70%, 8/01/15		15,790	15,906,514
3.63%, 2/07/16		3,385	3,353,015
5.38%, 3/15/20		1,285	1,304,706
6.00%, 6/15/20		4,105	4,339,498

Corporate Bonds		Par (000)	Value

Capital Markets (concluded)
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)	USD	7,360	$736
Morgan Stanley:
2.81%, 5/14/13 (b)		17,250	17,857,942
4.00%, 7/24/15		4,450	4,522,446

			90,353,657

Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20		8,178	9,282,030
The Dow Chemical Co., 4.25%, 11/15/20		4,835	4,617,585

			13,899,615

Commercial Banks — 8.4%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (a)		26,115	25,096,672
Bank Nederlandse Gemeenten, 1.50%, 3/28/14 (a)		25,925	25,749,687
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		37,920	36,266,222
Bank of Scotland Plc, 5.00%, 11/21/11 (a)		340	347,747
Barclays Bank Plc, 6.00%, 1/14/21	EUR	1,500	2,062,384
CIT Group, Inc.:
7.00%, 5/01/17	USD	5,499	5,506,144
6.63%, 4/01/18 (a)		3,332	3,380,711
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		18,975	18,999,250
Corporacion Andina de Fomento, 6.88%, 3/15/12		5,125	5,370,631
Dexia Credit Local SA, 2.38%, 9/23/11 (a)		1,300	1,309,277
Discover Bank:
8.70%, 11/18/19		5,699	6,827,761
7.00%, 4/15/20		10,720	11,794,165
DnB NOR Boligkreditt (a):
2.10%, 10/14/15		38,815	37,566,710
2.90%, 3/29/16		29,245	29,068,945
Eksportfinans ASA:
0.50%, 4/05/13 (b)(e)		7,305	7,305,000
2.00%, 9/15/15		23,620	23,105,509
5.50%, 5/25/16		8,025	9,009,724
5.50%, 6/26/17		275	307,778
European Investment Bank:
2.88%, 1/15/15		25,000	25,873,925
2.75%, 3/23/15		15,000	15,437,895
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	1,100	1,667,762
Oversea-Chinese Banking Corp., Ltd., 3.75%, 11/15/22 (b)	USD	5,000	4,687,975
Royal Bank of Canada, 3.13%, 4/14/15 (a)		25,970	26,626,859
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 (a)		17,090	16,914,913
UniCredit SpA, 5.00%, 2/01/16	GBP	1,250	1,778,561

			342,062,207

Construction Materials — 0.1%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)	USD	2,590	2,548,394

Consumer Finance — 0.4%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		3,018	3,220,963
SLM Corp.:
5.40%, 10/25/11		6,000	6,121,662
6.25%, 1/25/16		7,120	7,422,600
Series A, 0.59%, 1/27/14 (b)		35	33,195

			16,798,420

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	33

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Financial Services — 3.0%
Ally Financial, Inc., 8.00%, 3/15/20	USD	7,490	$8,154,738
Bank of America Corp.:
3.63%, 3/17/16		3,385	3,337,332
5.63%, 7/01/20		6,905	7,089,198
Citigroup, Inc.:
4.75%, 5/19/15		6,215	6,514,588
4.59%, 12/15/15		6,475	6,695,467
5.38%, 8/09/20		5,705	5,873,029
General Electric Capital Corp.:
5.50%, 1/08/20		10,675	11,294,342
5.30%, 2/11/21		4,125	4,189,635
JPMorgan Chase & Co.:
0.94%, 2/26/13 (b)		5,410	5,446,144
2.60%, 1/15/16		7,535	7,274,636
3.45%, 3/01/16		3,660	3,646,930
4.25%, 10/15/20		50	47,786
JPMorgan Chase Bank NA:
6.00%, 7/05/17		13,805	15,163,025
Series BKNT, 6.00%, 10/01/17		10,900	11,922,071
Novus USA Trust, 1.56%, 11/18/11 (a)(b)		9,340	9,296,971
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		8,150	8,618,625
Reynolds Group Issuer, Inc., 7.13%, 4/15/19 (a)		5,000	5,125,000
TMX Finance LLC, 13.25%, 7/15/15 (a)		4,000	4,440,000

			124,129,517

Diversified Telecommunication Services — 1.5%
GTE Corp., 6.84%, 4/15/18		8,030	9,279,902
Level 3 Financing, Inc.:
8.75%, 2/15/17		1,009	1,001,433
10.00%, 2/01/18		2,010	2,012,512
9.38%, 4/01/19 (a)		2,018	1,952,415
Portugal Telecom International Finance BV, 5.00%, 11/04/19	EUR	2,000	2,433,945
Qwest Communications International, Inc., 8.00%, 10/01/15	USD	3,765	4,155,619
Qwest Corp., 8.38%, 5/01/16		2,625	3,123,750
Telefonica Emisiones SAU:
4.95%, 1/15/15		9,325	9,839,003
4.75%, 2/07/17	EUR	3,300	4,719,030
Verizon Communications, Inc.:
8.75%, 11/01/18	USD	7,832	10,020,621
6.40%, 2/15/38		11,443	11,989,151

			60,527,381

Electric Utilities — 0.7%
EnBW International Finance BV, 6.13%, 7/07/39	EUR	3,200	4,839,495
Florida Power & Light Co.:
5.63%, 4/01/34	USD	150	154,053
4.95%, 6/01/35		25	23,593
5.95%, 2/01/38		3,645	3,922,669
Florida Power Corp., 6.40%, 6/15/38		2,646	2,972,413
Hydro-Quebec, 8.40%, 1/15/22		8,220	11,140,936
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		2,825	3,036,008
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		2,815	2,896,348

			28,985,515

Electrical Equipment — 0.1%
Alstom SA, 4.13%, 2/01/17	EUR	3,650	5,096,525

Corporate Bonds		Par (000)	Value

Energy Equipment & Services — 0.1%
Ensco Plc:
3.25%, 3/15/16	USD	1,880	$1,873,085
4.70%, 3/15/21		3,915	3,886,053

			5,759,138

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 5.63%, 4/01/40		2,343	2,388,609

Food Products — 0.6%
Kraft Foods, Inc.:
6.50%, 8/11/17		6,049	6,897,989
5.38%, 2/10/20		15,290	16,142,356
6.50%, 2/09/40		3,055	3,263,003

			26,303,348

Health Care Equipment & Supplies — 0.1%
CareFusion Corp., 6.38%, 8/01/19		3,478	3,887,848

Health Care Providers & Services — 0.4%
HCA, Inc., 7.25%, 9/15/20		7,975	8,533,250
Tenet Healthcare Corp.:
9.00%, 5/01/15		2,475	2,722,500
10.00%, 5/01/18		147	172,174
8.88%, 7/01/19		5,365	6,116,100

			17,544,024

Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		4,505	4,110,812
International Game Technology, 7.50%, 6/15/19		11,199	12,714,673

			16,825,485

Household Durables — 0.2%
Standard Pacific Corp., 8.38%, 1/15/21 (a)		6,895	7,127,706

IT Services — 0.3%
First Data Corp. (a):
7.38%, 6/15/19 (e)		5,700	5,792,625
12.63%, 1/15/21		6,590	7,150,150
iPayment Investors LP, 12.75%, 7/15/14 (a)(f)		585	544,087

			13,486,862

Independent Power Producers & Energy Traders — 0.2%
AES Red Oak LLC, Series B, 9.20%, 11/30/29		50	50,250
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		6,300	6,675,952

			6,726,202

Industrial Conglomerates — 0.1%
Sequa Corp., 11.75%, 12/01/15 (a)		2,500	2,700,000

Insurance — 2.7%
American International Group, Inc., 8.18%, 5/15/58 (b)		1,280	1,377,600
Hartford Life Global Funding Trusts, 0.48%, 6/16/14 (b)		13,275	12,918,075
ING Verzekeringen NV, 6.38%, 5/07/27 (b)	EUR	2,200	2,930,756
Lincoln National Corp., 7.00%, 6/15/40	USD	2,860	3,264,495
MBIA Insurance Corp., 14.00%, 1/15/33 (a)(b)		1,400	770,000
Manulife Financial Corp., 3.40%, 9/17/15		12,215	12,254,967
MetLife, Inc.:
4.75%, 2/08/21		3,617	3,625,247
5.88%, 2/06/41		2,425	2,445,035
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		8,375	8,540,306
2.50%, 1/11/13		24,245	24,661,675
5.13%, 4/10/13		11,825	12,619,132
5.13%, 6/10/14		1,600	1,734,066

See Notes to Financial Statements.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Insurance (concluded)
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	10,790	$11,488,555
5.38%, 6/21/20		1,905	1,983,673
Scottish Widows Plc, 5.13% (b)(g)	GBP	3,225	4,371,671
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)	USD	4,665	5,259,913
XL Capital Ltd., Series E, 6.50% (b)(g)		1,920	1,761,600

			112,006,766

Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		1,570	1,569,788

Machinery — 0.1%
Navistar International Corp., 3.00%, 10/15/14 (h)		1,920	2,899,200

Media — 4.1%
CBS Corp.:
8.88%, 5/15/19		5,530	6,944,038
5.75%, 4/15/20		2,820	2,982,601
CCH II LLC, 13.50%, 11/30/16		12,770	15,292,075
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,854	2,025,495
Series B, 9.25%, 12/15/17		10,177	11,156,536
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,225	3,010,888
Comcast Corp.:
5.88%, 2/15/18		6,350	7,000,234
6.45%, 3/15/37		3,686	3,776,049
Cox Communications, Inc., 8.38%, 3/01/39 (a)		6,180	7,844,595
DIRECTV Holdings LLC, 3.13%, 2/15/16		15,303	15,081,076
Discovery Communications LLC, 3.70%, 6/01/15		4,410	4,555,799
NBC Universal Media LLC (a):
5.15%, 4/30/20		9,743	10,041,613
4.38%, 4/01/21		9,695	9,281,896
The New York Times Co., 6.63%, 12/15/16 (a)		20,100	20,301,000
News America, Inc.:
4.50%, 2/15/21 (a)		6,965	6,823,827
6.40%, 12/15/35		5,210	5,360,303
6.15%, 2/15/41 (a)		8,360	8,290,144
Time Warner Cable, Inc.:
5.00%, 2/01/20		3,470	3,508,253
5.88%, 11/15/40		5,025	4,721,736
Time Warner, Inc.:
4.70%, 1/15/21		2,080	2,071,156
6.10%, 7/15/40		1,370	1,340,946
UPC Germany GmbH, 8.13%, 12/01/17 (a)		5,000	5,262,500
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		3,740	4,085,950
7.00%, 1/15/18	GBP	1,769	3,068,422
5.25%, 1/15/21 (a)	USD	4,870	4,886,592

			168,713,724

Metals & Mining — 0.4%
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		2,260	2,231,199
4.88%, 4/01/21		2,820	2,781,566
6.25%, 10/01/40		1,830	1,817,788
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		2,800	2,618,417
Novelis, Inc., 8.75%, 12/15/20 (a)		7,305	8,035,500

			17,484,470

Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (f)		6,985	8,050,212

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels — 3.5%
Anadarko Petroleum Corp., 5.95%, 9/15/16	USD	3,660	$3,979,829
Arch Coal, Inc., 7.25%, 10/01/20		8,855	9,496,988
BP Capital Markets Plc:
3.13%, 3/10/12		11,530	11,783,406
3.13%, 10/01/15		3,660	3,680,463
Chesapeake Energy Corp., 6.63%, 8/15/20		6,230	6,634,950
Consol Energy, Inc.:
8.00%, 4/01/17		5,166	5,656,770
8.25%, 4/01/20		2,884	3,197,635
Enterprise Products Operating LLC:
5.20%, 9/01/20		3,522	3,632,848
6.13%, 10/15/39		4,600	4,578,380
Kinder Morgan Energy Partners LP, 6.38%, 3/01/41		1,174	1,184,134
Marathon Petroluem Corp., 6.50%, 3/01/41 (a)		8,300	8,386,013
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		7,150	7,373,016
6.50%, 9/15/37		25	27,648
Nexen, Inc., 7.50%, 7/30/39		6,395	7,200,917
Peabody Energy Corp., 6.50%, 9/15/20		8,228	8,824,530
Petrobras International Finance Co.:
3.88%, 1/27/16		16,555	16,665,670
5.88%, 3/01/18		3,775	3,998,665
5.75%, 1/20/20		15,835	16,335,924
Petrohawk Energy Corp., 7.25%, 8/15/18		8,963	9,231,890
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		6,400	6,336,467
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		935	1,038,979
Valero Energy Corp.:
6.13%, 2/01/20		2,820	3,050,027
6.63%, 6/15/37		705	710,608

			143,005,757

Paper & Forest Products — 0.1%
International Paper Co.:
5.30%, 4/01/15		471	507,579
7.30%, 11/15/39		3,305	3,697,509

			4,205,088

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		85	95,419
Merck & Co., Inc., 4.00%, 6/30/15		4,890	5,208,290
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		4,610	4,655,067

			9,958,776

Real Estate Investment Trusts (REITs) — 0.1%
Kimco Realty Corp., 6.88%, 10/01/19		1,980	2,310,248
Mack-Cali Realty LP, 7.75%, 8/15/19		1,825	2,199,025

			4,509,273

Real Estate Management & Development — 0.1%
IVG Immobilien AG, 8.00% (b)(g)	EUR	600	705,762
Realogy Corp., 7.88%, 2/15/19 (a)	USD	5,260	5,220,550

			5,926,312

Road & Rail — 0.4%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		6,460	6,766,850
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		8,660	8,770,095

			15,536,945

Software — 0.2%
Oracle Corp. (a):
3.88%, 7/15/20		4,150	4,078,338
5.38%, 7/15/40		3,405	3,314,141

			7,392,479

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	35

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Thrifts & Mortgage Finance — 1.4%
Cie de Financement Foncier, 2.25%, 3/07/14 (a)	USD	8,300	$8,299,701
MGIC Investment Corp., 5.38%, 11/01/15		8,010	7,509,375
The PMI Group, Inc., 6.00%, 9/15/16		13,350	10,348,986
Radian Group, Inc.:
5.63%, 2/15/13		13,350	13,183,125
5.38%, 6/15/15		13,350	11,848,125
3.00%, 11/15/17 (h)		4,347	3,955,770

			55,145,082

Tobacco — 0.3%
Philip Morris International, Inc., 4.50%, 3/26/20		10,400	10,686,031

Wireless Telecommunication Services — 1.0%
Cricket Communications, Inc., 7.75%, 5/15/16		3,869	4,110,812
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		13,730	14,881,302
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)(e)		4,072	4,077,090
Sprint Capital Corp., 6.88%, 11/15/28		2,193	2,023,043
Vodafone Group Plc, 4.15%, 6/10/14		13,325	14,126,632

			39,218,879

Total Corporate Bonds — 35.1%			1,434,459,812

Floating Rate Loan Interests (b)

Capital Markets — 0.1%
Nuveen Investments, Inc., Extended Term Loan (First Lien), 5.81%, 5/13/17		3,000	2,999,043

Chemicals — 0.2%
Styron Sarl, Term Loan B, 6.00%, 7/27/17		6,983	7,011,596

Energy Equipment & Services — 0.1%
MEG Energy Corp., Term Loan B, 4.00%, 3/14/18		3,000	3,016,500

Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 7.00%, 9/29/16		2,000	2,007,500
Del Monte Corp., Term Loan B, 5.25%, 2/01/18		10,000	10,001,560

			12,009,060

Health Care Providers & Services — 0.0%
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B2, 4.75%, 8/04/16		1,995	1,996,662

Hotels, Restaurants & Leisure — 0.4%
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.30%, 1/28/15		10,000	9,248,440
Term Loan B-3, 3.30%, 1/28/15		4,000	3,699,376
SeaWorld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/16/17		3,990	4,011,199

			16,959,015

IT Services — 0.2%
First Data Corp., Initial Tranche B-2 Term Loan, 3.00%, 9/24/14		6,000	5,744,064
TransUnion LLC, Replacement Term Loan, 4.75%, 2/03/18		2,000	2,004,500

			7,748,564

Independent Power Producers & Energy Traders — 0.0%
Calpine Corp., Term Loan B, 4.50%, 3/04/18		2,000	2,007,222

Floating Rate Loan Interests (b)		Par (000)	Value

Media — 0.6%
Intelsat Jackson Holdings SA (FKA Intel Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 3/07/18	USD	14,500	$14,581,475
Interactive Data Corp., Term Loan, 4.75%, 2/08/18		3,500	3,509,975
UPC Broadband Holding BV, Term U, 4.96%, 12/31/17	EUR	3,150	4,445,325
Weather Channel, Term Loan B, 4.25%, 2/01/17	USD	2,000	2,012,500

			24,549,275

Metals & Mining — 0.1%
Walter Energy, Inc., Term Loan B, 2/04/18		3,000	3,015,750

Oil, Gas & Consumable Fuels — 0.7%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		30,373	30,980,712

Professional Services — 0.1%
Booz Allen Hamilton, Inc., Term Loan B, 4.00%, 8/01/17		3,500	3,523,125

Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13		2,000	1,980,312

Real Estate Management & Development — 0.1%
Realogy Corp.:
Term Loan B, 4.56%, 10/16/16		2,742	2,579,371
Term Loan C, 4.49%, 10/16/16		258	242,504

			2,821,875

Specialty Retail — 0.2%
General Nutrition Centers, Inc., Term Loan B, 4.25%, 2/15/18		3,000	2,997,189
J. Crew Group, Inc., Term Loan B, 4.75%, 2/01/18		4,000	3,983,544

			6,980,733

Wireless Telecommunication Services — 0.1%
MetroPCS Wireless, Inc., Term Loan B, 4.00%, 3/31/18		4,000	3,998,000

Total Floating Rate Loan Interests — 3.2%			131,597,444

Foreign Agency Obligations

Bundesrepublik Deutschland, Series 06, 3.75%, 1/04/17	EUR	30,045	44,594,015
Hellenic Republic Government Bond, 3.60%, 7/20/16		3,274	2,842,861
Ireland Government Bond, 4.50%, 4/18/20		3,275	3,144,487
Mexico Government International Bond:
6.38%, 1/16/13	USD	2,818	3,064,575
5.63%, 1/15/17		3,840	4,235,520
Portugal Obrigacoes do Tesouro OT, 3.35%, 10/15/15	EUR	3,650	4,136,136
United Mexican States, Series A, 5.13%, 1/15/20	USD	1,645	1,720,670

Total Foreign Agency Obligations — 1.6%			63,738,264

Investment Companies		Shares

iShares JPMorgan USD Emerging Markets Bond Fund (i)		114,500	12,209,135

Total Investment Companies — 0.3%			12,209,135

See Notes to Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations — 8.5%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 4A1, 5.40%, 10/25/35 (b)	USD	10,952	$10,069,492
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.43%, 5/17/60 (a)(b)		13,470	13,441,417
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.22%, 12/25/35 (a)(b)(i)		9	9,113
Citigroup Mortgage Loan Trust, Inc., Series 2007-2, Class 2A, 6.00%, 11/25/36		585	566,062
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		20,447	15,935,271
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		13	15,049
Countrywide Alternative Loan Trust:
Series 2005-21B, Class A17, 6.00%, 6/25/35		17,488	16,284,654
Series 2006-01A0, Class 1A1, 1.15%, 8/25/46 (b)		2,722	1,623,578
Series 2006-0A21, Class A1, 0.44%, 3/20/47 (b)		25,782	15,058,271
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		7,794	5,314,046
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		15,506	11,354,879
Countrywide Home Loan Mortgage Pass-Through Trust (b):
Series 2004-29, Class1A1, 0.52%, 2/25/35		961	815,017
Series 2006-0A5, Class 2A1, 0.45%, 4/25/46		4,385	2,673,933
Series 2006-0A5, Class 3A1, 0.45%, 4/25/46		7,123	4,653,843
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%, 10/25/21		4,012	3,335,512
Series 2010-20R, Class 9A1, 3.18%, 1/27/36 (a)(b)		9,098	8,369,882
Series 2011-2R, Class 1A1, 5.16%, 3/27/37 (a)(b)		7,975	7,848,333
Series 2011-2R, Class 2A1, 4.42%, 7/27/36 (a)(b)		18,950	19,189,905
Series 2011-5R, Class 3A1, 5.88%, 9/27/47 (a)(b)		9,045	8,683,200
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (b):
Series 2005-2, Class 1A1, 0.65%, 4/25/35		1,610	1,332,544
Series 2006-0A1, Class A1, 0.45%, 2/25/47		8,507	5,681,934
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		2,865	2,676,544
GSR Mortgage Loan Trust:
Series 2005-AR2, Class 2A1, 2.74%, 4/25/35 (b)		7,050	6,358,203
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35 (b)		9,221	9,135,827
Series 2006-2F, Class 2A2, 5.75%, 2/25/36		1,878	1,707,581
Harborview Mortgage Loan Trust (b):
Series 2005-8, Class 1A2A, 0.58%, 9/19/35		1,409	970,195
Series 2005-10, Class 2A1A, 0.56%, 11/19/35		9,190	6,343,863
Series 2006-11, Class A1A, 0.42%, 12/19/36		873	577,407
Homebanc Mortgage Trust (b):
Series 2005-4, Class A1, 0.52%, 10/25/35		26,585	20,197,331
Series 2006-2, Class A1, 0.43%, 12/25/36		8,185	6,277,412
Impac CMB Trust, Series 2005-6, Class 1A2, 0.39%, 10/25/35 (b)		494	314,558

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Impac Secured Assets CMN Owner Trust, Series 2004-3 (b):
Class 1A4, 0.65%, 11/25/34	USD	1,254	$1,199,149
Class M1, 1.15%, 11/25/34		11,950	5,284,613
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		6,787	6,672,179
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,933	1,889,118
Luminent Mortgage Trust, Series 2006-7, Class 1A1, 0.43%, 12/25/36 (b)		16,013	10,102,280
Residential Accredit Loans, Inc.:
Series 2006-QS4, Class A9, 6.00%, 4/25/36		6,671	4,638,240
Series 2007-QS1, Class 2A10, 6.00%, 1/25/37		4,356	2,899,140
Series 2007-QS5, Class A1, 5.50%, 3/25/37		6,636	4,589,661
Structured Adjustable Rate Mortgage Loan Trust (b):
Series 2005-19XS, Class 1A1, 0.57%, 10/25/35		9,955	6,930,596
Series 2007-3, Class 2A1, 5.51%, 4/25/37		21,766	15,679,414
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.53%, 4/25/35 (b)		864	753,742
WaMu Mortgage Pass-Through Certificates (b):
Series 2006-AR11, Class 1A, 1.28%, 9/25/46		1,148	770,690
Series 2006-AR18, Class 1A1, 5.12%, 1/25/37		21,565	16,791,929
Series 2007-0A4, Class 1A, 1.09%, 5/25/47		4,518	3,154,509
Wells Fargo Mortgage-Backed Securities Trust (b):
Series 2006-AR2, Class 2A5, 2.77%, 3/25/36		31,805	27,352,383
Series 2006-AR3, Class A4, 5.47%, 3/25/36		23,348	20,611,178
Series 2006-AR12, Class 2A1, 5.89%, 9/25/36		4,704	4,252,687
Series 2006-AR15, Class A1, 5.37%, 10/25/36		4,626	4,068,315

			344,454,679

Commercial Mortgage-Backed Securities — 11.4%
Banc of America Commercial Mortgage, Inc.:
Series 2005-3, Class A3A, 4.62%, 7/10/43		850	865,529
Series 2006-2, Class A4, 5.74%, 5/10/45 (b)		5,460	5,930,036
Series 2006-4, Class A4, 5.63%, 7/10/46		15,100	16,264,551
Series 2006-4, Class AM, 5.68%, 7/10/46		3,050	3,121,607
Series 2006-5, Class AM, 5.45%, 9/10/47		1,110	1,099,880
Series 2007-1, Class A4, 5.45%, 1/15/49		8,950	9,417,992
Series 2007-3, Class A4, 5.80%, 6/10/49 (b)		7,000	7,393,439
Bank of America Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.88%, 7/10/42 (b)		2,840	3,002,142
Bear Stearns Commercial Mortgage Securities:
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		178	183,382
Series 2004-PWR6, Class A6, 4.83%, 11/11/41		440	464,594
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		1,350	1,390,196
Series 2006-PW11, Class A4, 5.62%, 3/11/39 (a)(b)		175	190,174
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)		9,880	10,564,780

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	37

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CS First Boston Mortgage Securities Corp.:
Series 2001-CK6, Class A3, 6.39%, 8/15/36	USD	432	$437,359
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		230	236,974
Series 2002-CP5, Class A1, 4.11%, 12/15/35		4,258	4,308,676
Series 2003-C3, Class A5, 3.94%, 5/15/38		3,550	3,665,349
Series 2003-CPN1, Class A2, 4.60%, 3/15/35		1,000	1,038,857
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class A4, 4.86%, 5/15/43		860	909,741
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%, 10/15/48		11,789	12,672,037
Series 2007-CD4, Class A2B, 5.21%, 12/11/49		6,535	6,680,029
Series 2007-CD5, Class A4, 5.89%, 11/15/44 (b)		446	483,013
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		9,900	9,932,453
Series 2006-C8, Class A4, 5.31%, 12/10/46		6,000	6,325,973
Series 2007-C9, Class A4, 5.81%, 12/10/49 (b)		5,384	5,842,305
Series 2007-C9, Class AAB, 6.01%, 12/10/49 (b)		175	186,095
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		27,695	27,241,624
Class C, 4.86%, 11/05/27		11,050	11,224,087
Class D, 5.50%, 11/05/27		7,605	7,691,958
First Union National Bank Commercial Mortgage, Series 2001-C3, Class A3, 6.42%, 8/15/33		364	364,387
GE Capital Commercial Mortgage Corp.:
Series 2001-1, Class B, 6.72%, 5/15/33		225	224,765
Series 2001-3, Class A2, 6.07%, 6/10/38		1,603	1,630,133
Series 2007-C1, Class A2, 5.42%, 12/10/49		38,422	39,021,829
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 5.65%, 5/10/40 (b)		2,775	2,965,315
Series 2003-C3, Class A4, 5.02%, 4/10/40		2,325	2,473,654
Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)		1,980	1,965,221
GS Mortgage Securities Corp. II:
Series 2004-GG2, Class A4, 4.96%, 8/10/38		1,625	1,642,480
Series 2005-GG4, Class A4, 4.76%, 7/10/39		13,351	13,926,367
Series 2006-GG8, Class A4, 5.56%, 11/10/39		5,000	5,377,709
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A3, 4.57%, 8/10/42		2,445	2,467,310
Series 2005-GG3, Class AAB, 4.62%, 8/10/42		716	740,092
Series 2006-GG7, Class A4, 5.89%, 7/10/38 (b)		467	510,477
Series 2006-GG7, Class AJ, 6.08%, 7/10/38 (b)		3,370	3,252,358
Series 2006-GG7, Class AM, 6.08%, 7/10/38 (b)		3,509	3,641,913
Series 2007-GG9, Class A4, 5.44%, 3/10/39		5,135	5,435,209

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35	USD	788	$793,826
Series 2001-CIB2, Class A3, 6.43%, 4/15/35		9,068	9,109,286
Series 2001-CIB3, Class A3, 6.47%, 11/15/35		3,011	3,049,864
Series 2004-CBX, Class A5, 4.65%, 1/12/37		900	928,655
Series 2006-CB14, Class AM, 5.62%, 12/12/44 (b)		3,735	3,769,343
Series 2007-LD1, Class A2, 5.99%, 6/15/49 (b)		37,000	38,174,617
Series 2010-C2, Class A3, 4.07%, 11/15/43 (a)		3,500	3,364,748
Series 2010-C2, Class C, 5.72%, 11/15/43 (a)(b)		3,500	3,531,794
LB-UBS Commercial Mortgage Trust:
Series 2003-C7, Class A3, 4.56%, 9/15/27 (b)		195	198,199
Series 2005-C1, Class AAB, 4.57%, 2/15/30		818	848,148
Series 2005-C2, Class A5, 5.15%, 4/15/30 (b)		7,000	7,485,699
Series 2006-C4, Class AM, 6.10%, 6/15/38 (b)		1,402	1,490,144
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,410	1,430,854
Series 2007-C1, Class A4, 5.42%, 2/15/40		4,000	4,247,870
Series 2007-C2, Class A3, 5.43%, 2/15/40 (a)		175	184,401
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		8,960	9,536,599
Merrill Lynch/Countrywide Commercial Mortgage Trust:
Series 2006-2, Class A2, 5.88%, 6/12/46 (b)		6,402	6,400,721
Series 2007-9, Class ASB, 5.64%, 9/12/49		25,000	26,231,283
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		5,026	5,245,788
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		8,900	9,455,797
Series 2007-HQ11, Class A2, 5.36%, 2/12/44		13,000	13,273,814
Series 2007-HQ13, Class A1, 5.36%, 12/15/44		218	225,133
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4, 6.39%, 7/15/33		729	731,561
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A, 5.81%, 8/12/45 (a)(b)		13,860	14,973,289
Prudential Mortgage Capital Funding, LLC, Series 2001-Rock, Class A2, 6.61%, 5/10/34		250	249,568
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 2/16/51 (a)(b)		14,233	15,589,120
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class A3, 6.50%, 11/13/36		3,751	3,801,688
Titan Europe Plc, Series 2006-4FSX, Class A1, 4.82%, 9/03/14 (b)	GBP	1,706	2,682,666

See Notes to Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A3, 5.38%, 10/15/44 (b)	USD	1,617	$1,643,496
Series 2006-C28, Class A2, 5.50%, 10/15/48		7,442	7,524,214
Series 2006-C29, Class A4, 5.31%, 11/15/48		7,110	7,616,786
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		16,380	17,540,073

			465,733,095

Interest Only Commercial Mortgage-Backed Securities — 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 2.10%, 5/25/36 (a)(b)		4,743	90,051

Total Non-Agency Mortgage-Backed Securities — 19.9%			810,277,825

Preferred Securities

Capital Trusts

Capital Markets — 0.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(g)		3,101	3,007,970
Goldman Sachs Capital II, 5.79% (b)(g)		3,190	2,751,375
Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(g)		1,888	189
State Street Capital Trust IV, 1.31%, 6/01/67 (b)		770	635,363
UBS Preferred Funding Trust V, 6.24% (b)(g)		645	636,937

			7,031,834

Commercial Banks — 0.1%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (a)(b)(g)		1,710	1,633,050
Barclays Bank Plc, 5.93% (a)(b)(g)		740	688,200
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		1,280	1,246,400
Wachovia Capital Trust III, 5.57% (b)(g)		635	582,613

			4,150,263

Diversified Financial Services — 0.3%
JPMorgan Chase & Co., 7.90% (b)(g)		10,835	11,854,682
JPMorgan Chase Capital XXIII, 1.31%, 5/15/77 (b)		770	637,333

			12,492,015

Insurance — 0.1%
Genworth Financial, Inc., 6.15%, 11/15/66 (b)		1,005	793,950
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		1,005	1,306,500
Lincoln National Corp., 6.05%, 4/20/67 (b)		3,110	2,907,850
Swiss Re Capital I LP, 6.85% (a)(b)(g)		1,280	1,252,531

			6,260,831

Total Capital Trusts — 0.7%			29,934,943

Preferred Stocks	Shares

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25% (c)	110,000	187,000
Freddie Mac, Series Z, 8.38% (c)	120,000	204,000

		391,000

Total Preferred Stocks — 0.0%		391,000

Preferred Securities

Trust Preferreds	Shares	Value

Commercial Banks — 0.0%
SunTrust Capital VIII, 6.10%, 12/15/36 (b)	640,000	$624,000

Diversified Financial Services — 0.5%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)(h)	5,900,000	6,466,400
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)(h)	12,500,000	12,680,785

		19,147,185

Total Trust Preferreds — 0.5%		19,771,185

Total Preferred Securities — 1.2%		50,097,128

Taxable Municipal Bonds		Par (000)

City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40	USD	2,225	2,135,911
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		5,540	6,279,978
New Jersey State Turnpike Authority, RB, Build America Bonds, 7.41%, 1/01/40		1,335	1,494,573
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.72%, 6/15/42		6,480	6,399,518
Second General Resolution, Series EE, 5.38%, 6/15/43		4,410	4,451,145
Second General Resolution, Series EE, 5.50%, 6/15/43		5,285	5,428,541
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		4,650	4,552,768
Port Authority of New York & New Jersey, RB, Consolidated:
158th Series, 5.86%, 12/01/24		105	108,172
159th Series, 6.04%, 12/01/29		3,275	3,344,790
State of California, GO, Various Purpose, Series 3, 5.45%, 4/01/15		20,425	21,781,833
University of California, RB, Build America Bonds, 5.95%, 5/15/45		4,255	3,846,690

Total Taxable Municipal Bonds — 1.5%			59,823,919

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.9%
Fannie Mae:
1.75%, 5/07/13 (j)		3,450	3,505,531
5.00%, 5/11/17 (j)		11,820	13,230,445
6.63%, 11/15/30		1,450	1,830,776
Federal Farm Credit Bank, 1.13%, 2/27/14		5,000	4,966,515
Federal Home Loan Banks, 1.00%, 12/28/11		4,300	4,321,977
Freddie Mac:
2.13%, 3/23/12		2,000	2,033,924
2.13%, 9/21/12		4,500	4,599,176
2.50%, 4/23/14 (j)		11,100	11,450,438
4.38%, 7/17/15 (j)		7,950	8,693,961
4.88%, 6/13/18 (j)		4,300	4,781,161
3.75%, 3/27/19		3,650	3,762,431
3.53%, 9/30/19		9,035	8,914,067
6.25%, 7/15/32		4,300	5,234,407

			77,324,809

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	39

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities:
Series 2004-29, Class HC, 7.50%, 7/25/30	USD	362	$380,523
Series 2005-48, Class AR, 5.50%, 2/25/35		56	61,091
Series 2006-26, Class QA, 5.50%, 6/25/26		68	68,175
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		4,600	4,959,248
Freddie Mac Mortgage-Backed Securities:
Series 2825, Class VP, 5.50%, 6/15/15		1,045	1,124,704
Series 3068, Class VA, 5.50%, 10/15/16		6,797	6,964,300

			13,558,041

Commercial Mortgage-Backed Securities (Agency) — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K003, Class A3, 4.32%, 12/25/15		105	110,097

Interest Only Collateralized Mortgage Obligations — 0.4%
Ginnie Mae Mortgage-Backed Securities:
Series 2009-106, Class SU, 5.93%, 5/20/37 (b)		19,997	2,362,138
Series 2010-121, Class IB, 5.00%, 8/20/40		15,565	2,864,372
Series 2010-43, Class JI, 5.00%, 9/20/37		25,421	4,197,124
Series 2010-165, Class IP, 4.00%, 4/20/38		39,710	7,200,594

			16,624,228

Mortgage-Backed Securities — 134.6%
Fannie Mae Mortgage-Backed Securities:
3.05%, 3/01/41 (b)		5,162	5,263,880
3.15%, 3/01/41 (b)		6,960	7,095,309
3.32%, 12/01/40 (b)		10,087	10,248,356
3.50%, 1/01/26 – 4/01/26 (k)		145,549	146,091,896
4.00%, 4/01/26 – 4/15/41 (k)(l)		792,453	783,288,774
4.50%, 4/15/26 – 5/15/41 (k)(l)		1,047,152	1,068,624,880
5.00%, 4/15/26 – 5/15/41 (k)		789,957	826,275,740
5.02%, 8/01/38 (b)		9,819	10,433,413
5.50%, 9/01/32 – 5/15/41 (j)(k)		1,102,284	1,180,537,959
5.59%, 10/01/38 (b)		76	80,727
6.00%, 2/01/34 – 4/15/41 (j)(k)		325,855	354,691,869
6.28%, 8/01/11		916	915,734
6.50%, 4/15/41 (k)		55,700	62,427,502
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41 (b)(k)		7,802	7,958,910
4.50%, 12/01/40 – 4/01/41 (k)		147,722	150,300,260
5.00%, 7/01/35 – 4/15/41 (k)		393,849	412,244,033
5.31%, 2/01/37 (b)		155	162,505
5.50%, 2/01/37 – 4/15/41 (b)(k)		122,012	130,133,004
5.66%, 10/01/36 (b)		87	91,604
Ginnie Mae Mortgage-Backed Securities:
1.88%, 5/20/34 (b)		1,617	1,665,588
3.50%, 4/01/41 (k)		35,200	33,528,000
4.00%, 4/01/41 (k)		70,400	70,400,000
4.50%, 4/20/40 – 4/15/41 (k)		176,600	182,025,281
5.00%, 4/15/41 (k)		75,600	80,171,456
5.50%, 4/15/41 (k)		66,000	71,465,592

			5,596,122,272

Total U.S. Government Sponsored Agency Securities — 139.8%			5,703,739,447

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Bonds:
8.75%, 5/15/17	USD	8,150	$11,010,780
8.75%, 8/15/20		3,057	4,404,229
8.13%, 5/15/21 (j)		9,100	12,751,375
8.00%, 11/15/21		7,300	10,194,903
6.25%, 8/15/23 (l)		5,450	6,768,219
7.63%, 2/15/25 (l)		7,500	10,473,045
6.13%, 11/15/27 (l)		12,300	15,194,338
5.38%, 2/15/31 (l)		2,850	3,259,243
4.50%, 2/15/36 (l)		11,350	11,459,959
3.50%, 2/15/39 (l)		23,100	19,367,918
4.38%, 11/15/39 (l)		17,150	16,777,519
4.63%, 2/15/40 (l)		7,125	7,265,277
4.38%, 5/15/40 (l)		8,416	8,227,987
3.88%, 8/15/40 (l)		2,515	2,250,533
4.25%, 11/15/40 (l)		11,760	11,247,335
4.75%, 2/15/41 (l)		53,400	55,502,625
U.S. Treasury Inflation Indexed Bonds:
1.13%, 1/15/21		25,376	25,746,342
2.38%, 1/15/25 (j)		27,000	35,405,560
2.13%, 2/15/41 (j)		10,055	10,624,208
U.S. Treasury Notes:
0.38%, 9/30/12 (l)		96,975	96,732,562
1.38%, 1/15/13 (l)		44,550	45,077,294
0.75%, 3/31/13 (l)		116,870	116,778,841
1.38%, 5/15/13 (l)		31,310	31,652,531
3.38%, 6/30/13 (l)		14,850	15,670,225
1.00%, 7/15/13 (l)		50,000	50,078,000
0.75%, 9/15/13 (l)		76,415	75,931,446
0.50%, 10/15/13 (l)		1,250	1,232,910
1.00%, 1/15/14		12,330	12,269,312
1.25%, 2/15/14		365	365,228
2.38%, 8/31/14 (l)		26,600	27,381,375
2.38%, 9/30/14 (l)		45,050	46,348,701
4.25%, 11/15/14 (l)		24,050	26,344,154
2.50%, 4/30/15 (l)		13,555	13,924,591
4.25%, 8/15/15 (l)		23,300	25,573,567
1.25%, 9/30/15 (l)		76,505	73,988,674
1.25%, 10/31/15		31,591	30,482,851
2.00%, 1/31/16		33,660	33,415,426
2.13%, 2/29/16 (l)		24,610	24,533,094
5.13%, 5/15/16		4,400	5,012,907
7.25%, 5/15/16		6,800	8,453,250
4.88%, 8/15/16 (l)		18,800	21,220,500
2.75%, 11/30/16 (m)		18,850	19,116,558
3.13%, 4/30/17		13,155	13,520,867
4.50%, 5/15/17 (l)		27,400	30,324,101
2.75%, 5/31/17 (l)		20,375	20,478,464
2.38%, 7/31/17 (l)		17,000	16,660,000
4.75%, 8/15/17 (l)		8,200	9,191,692
1.88%, 9/30/17 (l)		20,000	18,918,760
2.75%, 2/28/18 (l)		33,490	33,236,213
2.75%, 2/15/19 (j)(l)		22,900	22,375,796
2.63%, 8/15/20 (l)		10,634	9,976,021
3.63%, 2/15/21 (l)		85,235	86,446,956
7.88%, 2/15/21 (l)		22,433	30,901,457

Total U.S. Treasury Obligations — 33.6%			1,371,545,719

Total Long-Term Investments (Cost — $9,937,021,646) — 243.3%			9,930,962,968

See Notes to Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities		Shares	Value

Money Market Fund — 0.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (i)(n)		28,580,385	$28,580,385

	Par (000)

Borrowed Bond Agreements — 12.2%
BNP Paribas SA:
0.00%	USD	7,258	7,258,100
0.21%		46,350	46,350,000
0.12%		83,691	83,691,245
0.10%		34,328	34,327,500
0.12%		25,813	25,812,500
Barclays Bank Plc, NY, 0.00%		62,350	62,350,000
Barclays Capital, Inc., 0.00%, 3/31/11	EUR	52,750	52,750,000
Banco Espirito Santo, 12/31/2099		3,176	4,500,297
Deutsche Bank Securities, Inc.:
0.20%	USD	34,688	34,687,500
0.21%		1,010	1,009,731
France (Republic of), 0.55%, 4/07/11	EUR	31,435	44,549,439
Portugal (Republic of), 0.00%, 1/18/99 (n)		1,558	2,207,456
Spain (Kingdom of), 0.30%, 2/23/99		65,525	92,861,420
Unicredito Italiano, 0.00%, 2/10/99		3,417	4,842,993

			497,198,181

Total Short-Term Securities (Cost — $522,887,838) — 12.9%			525,778,566

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price USD 119.50, Expires 4/01/11	109	109,000
Citigroup, Inc., Strike Price USD 4.50, Expires 4/16/11	10,000	65,000
Freeport-McMoRan Copper & Gold, Inc. Class B, Strike Price USD 52.00, Expires 5/21/11	1,050	540,750
Macy’s, Inc., Strike Price USD 24.00, Expires 5/21/11	420	63,210
S&P 500, Strike Price USD 1,300.00, Expires 4/16/11	96	316,320
S&P 500, Strike Price USD 1,350.00, Expires 4/16/11	235	101,050

		1,195,330

Exchange-Traded Put Options — 0.2%
5-Year U.S. Treasury Note Future, Strike Price USD 117.00, Expires 5/20/11	421	391,398
10-Year U.S. Treasury Note:
Strike Price USD 119.50, Expires 4/01/11	109	160,094
Strike Price USD 120.00, Expires 5/20/11	1,318	1,050,281
Advanced Micro Devices, Inc., Strike Price USD 8.00, Expires 7/16/11	1,800	100,800
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires 9/16/11	4,455	2,840,062
Strike Price USD 98.50, Expires 9/16/11	1,876	1,664,950
iShares Russell 2000 Index Fund, Strike Price USD 81.00, Expires 4/16/11	534	24,831
Louisiana-Pacific Corp., Strike Price USD 10.00, Expires 5/21/11	2,834	148,785

Options Purchased	Contracts	Value

Exchange-Traded Put Options (concluded)
MGM Resorts International, Strike Price USD 12.00, Expires 5/21/11	2,000	$80,000
Radian Group, Inc., Strike Price USD 7.00, Expires 4/16/11	4,025	161,000

		6,622,201

	Notional Amount (000)

Over-the-Counter Call Options — 0.0%
HKD Call Option, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Bank	USD	480,136	99,868
PLN/CZK Call Option, Strike Price USD 6.50, Expires 4/12/11, Broker HSBC Bank	PLN	22,869	23

			99,891

Over-the-Counter Call Swaptions — 0.3%
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America NA	USD	13,500	327,956
Receive a fixed rate of 3.76% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Royal Bank of Scotland Plc		52,700	1,268,963
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker UBS AG		73,000	1,229,539
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		34,800	688,796
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		19,100	656,372
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG		28,700	909,388
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		105,800	663,895
Receive a fixed rate of 4.29% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		22,300	1,099,100
Receive a fixed rate of 4.33% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		23,900	1,229,774
Receive a fixed rate of 4.34% and pay a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank NA		13,800	714,771
Receive a fixed rate of 4.19% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		44,500	1,941,535
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America NA		36,000	1,353,204
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		29,500	1,112,180

			13,195,473

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	41

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Options — 0.2%
EUR Put Option, Strike Price USD 1.32, Expires 5/19/11, Broker Deutsche Bank AG	USD	71,330	$93,157
EUR Put Option, Strike Price USD 1.32, Expires 5/19/11, Broker Royal Bank of Scotland Plc		71,330	93,157
ILS Put Option, Strike Price USD 4.00, Expires 7/15/11, Broker HSBC Bank		31,042	4,967
JPY Put Option, Strike Price USD 86.00, Expires 5/20/11, Broker Deutsche Bank AG		114,435	473,761
JPY Put Option, Strike Price USD 86.00, Expires 6/27/11, Broker Deutsche Bank AG		183,615	1,580,925
JPY Put Option, Strike Price USD 84.00, Expires 6/27/11, Broker UBS AG		183,615	2,937,840
TRY Put Option, Strike Price USD 1.63, Expires 6/01/11, Broker UBS AG		22,556	123,607
TWD Put Option, Strike Price USD 29.20, Expires 7/05/11, Broker UBS AG		143,955	1,658,361

			6,965,775

Over-the-Counter Put Swaptions — 0.4%
Pay a fixed rate of 4.15% and receive a floating rate based on 3-month LIBOR, Expires 5/24/11, Broker JPMorgan Chase Bank NA		106,900	210,272
Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker JPMorgan Chase Bank NA		106,200	944,012
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker The Bank of New York Mellon		51,500	375,590
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 6/23/11, Broker Morgan Stanley Capital Services, Inc.		27,200	198,370
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 6/24/11, Broker Citibank NA		106,200	881,779
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Bank of America NA		13,500	372,654
Pay a fixed rate of 3.76% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Royal Bank of Scotland Plc		52,700	1,465,798
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker UBS AG		73,000	3,444,432
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		34,800	1,483,385
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		19,100	606,425
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Deutsche Bank AG		28,700	981,540
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		105,800	859,625

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	48,000	$196,224
Pay a fixed rate of 4.29% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		22,300	536,872
Pay a fixed rate of 4.33% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		23,900	549,987
Pay a fixed rate of 4.34% and receive a floating rate based on 3-month LIBOR, Expires 2/10/12, Broker JPMorgan Chase Bank NA		13,800	318,890
Pay a fixed rate of 4.19% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		44,500	1,334,644
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Bank of America NA		36,000	1,329,588
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		29,500	1,086,690

			17,176,777

Total Options Purchased (Cost — $49,011,317) — 1.1%			45,255,447

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $10,508,920,801*) — 257.3%			10,501,996,981

Borrowed Bonds	Par (000)

Banco Espirito Santo SA, 3.88%, 1/21/15	3,650	(4,347,325)
European Investment Bank:
2.88%, 1/15/15	75	(77,621,775)
2.75%, 3/23/15	25	(25,729,825)
France Republic, 3.75, 4/25/17	29,310	(42,899,992)
Kingdom of Spain, 3.25, 4/30/16	67,205	(90,414,381)
Portugal Obrigacoes do Tesouro OT, 4.20%, 10/15/16	1,700	(1,920,332)
U.S. Treasury Bond, 1.25%, 10/31/15	118,997	(114,822,823)
U.S. Treasury Note:
1.25%, 2/15/14	7,605	(7,609,753)
2.00%, 1/31/16	68,160	(67,664,750)
1.25%, 7/15/20	45,000	(46,921,500)
1.14%, 1/15/21	50,210	(51,278,218)
Unicredit SpA, 3.95%, 2/01/16	1,550	(2,060,604)

Total Borrowed Bonds (Proceeds — $531,023,669) — (13.1)%		(533,291,278)

See Notes to Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments (k)	Par (000)		Value

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/26 – 4/01/26	USD	113,200	$(113,483,000)
4.00%, 4/01/26 – 4/15/41		557,900	(549,818,890)
4.50%, 4/15/26 – 5/15/41		629,100	(641,159,297)
5.00%, 4/15/26 – 5/15/41		695,300	(727,885,997)
5.50%, 9/01/32 – 5/15/41		978,900	(1,045,997,256)
6.00%, 2/01/34 – 4/15/41		197,000	(214,237,500)
Freddie Mac Mortgage-Backed Securities:
4.50%, 12/01/40 – 4/01/41		28,200	(28,556,899)
5.00%, 7/01/35 – 4/15/41		330,900	(344,926,504)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/01/41		35,200	(33,528,000)
4.00%, 4/01/41		70,400	(70,400,000)
4.50%, 4/20/40 – 4/15/41		70,400	(72,489,966)

Total TBA Sale Commitments (Proceeds — $3,834,350,235) — (94.1)%			(3,842,483,309)

Options Written	Contracts

Exchange-Traded Call Options — (0.0)%
10-Year U.S. Treasury Note:
Strike Price USD 121.00, Expires 5/20/11	1,318	(638,406)
Strike Price USD 122.00, Expires 5/20/11	1,318	(350,094)
Advanced Micro Devices, Inc., Strike Price USD 10.00, Expires 7/16/11	1,800	(63,900)
MGM Resorts International, Strike Price USD 15.00, Expires 5/21/11	2,000	(51,000)
Macy’s, Inc., Strike Price USD 26.00, Expires 5/21/11	840	(59,220)

		(1,162,620)

Exchange-Traded Put Options — (0.1)%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.75, Expires 9/16/11	4,455	(1,392,187)
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.00, Expires 9/16/11	1,876	(844,200)
Five-Year U.S. Treasury Note, Strike Price USD 115.50, Expires 5/20/11	842	(302,594)

		(2,538,981)

Options Written	Notional Amount (000)

Over-the-Counter Call Options — (0.1)%
HKD Call Option, Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Bank	USD	480,136	(4,801)
JPY Call Option, Strike Price USD 7.30, Expires 6/27/11, Broker Citibank NA		183,615	(2,937,840)
TRY Call Option, Strike Price USD 1.63, Expires 6/01/11, Broker JPMorgan Chase Bank NA		16,000	(78,800)

			(3,021,441)

Over-the-Counter Call Swaptions — (0.6)%
Pay a fixed rate of 3.82% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		34,700	(937,559)
Pay a fixed rate of 3.84% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker Citibank NA		15,000	(419,520)

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA	USD	10,400	$(284,357)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		12,500	(356,475)
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International		28,700	(858,159)
Pay a fixed rate of 4.08% and receive a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		33,500	(1,285,998)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Bank of America NA		48,000	(1,940,688)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		39,200	(1,398,930)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		96,300	(975,038)
Pay a fixed rate of 3.91% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Citibank NA		75,000	(2,318,400)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		27,600	(973,838)
Pay a fixed rate of 4.41% and receive a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG		19,700	(958,346)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		26,400	(1,396,270)
Pay a fixed rate of 3.44% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	14,900	(387,519)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	USD	11,800	(697,722)
Pay a fixed rate of 5.14% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		13,800	(1,043,045)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		41,300	(2,986,816)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		58,100	(4,228,634)
Pay a fixed rate of 5.06% and pay a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		15,000	(1,077,645)
Pay a fixed rate of 5.02% and receive a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank NA		19,200	(1,341,677)

			(25,866,636)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	43

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Options — (0.0)%
ILS Put Option, Strike Price USD 4.20, Expires 7/15/11, Broker HSBC Bank	USD	31,042	$(311)
PLN/CZK Put Option, Strike Price USD 6.09, Expires 4/12/11, Broker HSBC Bank	PLN	22,869	(10,316)

			(10,627)

Over-the-Counter Put Swaptions — (0.7)%
Receive a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG	USD	40,100	(666,141)
Receive a fixed rate of 2.55% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker Citibank NA		106,200	(944,012)
Receive a fixed rate of 3.82% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		34,700	(1,199,059)
Receive a fixed rate of 3.84% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker Citibank NA		15,000	(510,405)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		10,400	(360,506)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		12,500	(418,512)
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 1/04/12, Broker Credit Suisse International		28,700	(998,904)
Receive a fixed rate of 4.08% and pay a floating rate based on 3-month LIBOR, Expires 2/01/12, Broker UBS AG		33,500	(1,025,100)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Bank of America NA		48,000	(1,403,760)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		39,200	(1,288,857)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		96,300	(610,253)
Receive a fixed rate of 3.20% and pay a floating rate based on 3-month LIBOR, Expires 3/02/12, Broker JPMorgan Chase Bank NA		106,200	(2,153,948)
Receive a fixed rate of 3.91% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker Citibank NA		75,000	(3,167,625)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		27,600	(1,066,160)
Receive a fixed rate of 4.41% and pay a floating rate based on 3-month LIBOR, Expires 1/24/13, Broker UBS AG		19,700	(973,673)
Receive a fixed rate of 4.52% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		26,400	(1,262,633)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.44% and pay a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	14,900	$(1,639,685)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	USD	11,800	(672,305)
Receive a fixed rate of 5.14% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		13,800	(626,147)
Receive a fixed rate of 5.07% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		41,300	(1,960,552)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		58,100	(2,740,403)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Royal Bank of Scotland Plc		14,000	(361,844)
Receive a fixed rate of 5.06% and pay a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		15,000	(717,255)
Receive a fixed rate of 5.02% and pay a floating rate based on 3-month LIBOR, Expires 2/14/14, Broker Citibank NA		19,200	(945,811)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		26,200	(1,189,979)

			(28,903,529)

Total Options Written (Premiums Received — $63,413,674) — (1.5)%			(61,503,834)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 148.6%			6,064,718,560
Liabilities in Excess of Other Assets — (48.6)%			(1,983,122,747)

Net Assets — 100.0%			$4,081,595,813

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$10,412,883,018

Gross unrealized appreciation	$101,535,029
Gross unrealized depreciation	(113,172,345)

Net unrealized depreciation	$(11,637,316)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Barclays Capital, Inc.	$4,077,090	$5,090
Citigroup Global Markets, Inc.	$4,090,406	$43,229
Credit Suisse International	$1,702,219	$17,990
Goldman Sachs & Co.	$7,305,000	—

See Notes to Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Convertible security.

(i)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2010	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at March 31, 2011	Value at March 31, 2011	Realized Loss	Income

BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.22%, 12/25/35	$9,158	—		$(45)	$9,113	$9,113	—	$303
BlackRock Liquidity Funds, TempFund, Institutional Class	20,883,348	7,697,037	[1]	—	28,580,385	$28,580,385	—	27,770
iShares JPMorgan USD Emerging Markets Bond Fund	145,000	—		(30,500)	114,500	$12,209,135	$(171,926)	356,619

[1]	Represents net purchase cost.

(j)	All or a portion of security has been pledged as collateral in connection with swaps.

(k)	Represents or includes TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation

BNP Paribas	$211,579,973	$540,759
Citigroup Global Markets, Inc.	$1,067,332,489	$1,538,325
Credit Suisse Securities LLC	$173,238,879	$389,238
Deutsche Bank Securities, Inc.	$354,361,620	$1,181,385
Goldman Sachs & Co.	$274,647,295	$1,070,420
Greenwich Financial Services	$94,410,048	$360,048
JPMorgan Securities, Ltd.	$509,407,609	$470,812
Morgan Stanley Capital Services, Inc.	$577,372,318	$1,298,986
Nomura Securities International, Inc.	$735,111,053	$2,289,701
UBS Securities	$85,668,250	$153,211
Wells Fargo Bank, NA	$64,334,781	$480,484

(l)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital Inc.	0.23%	11/01/10	Open	$17,760,868	$17,743,750
Barclays Capital Inc.	0.19%	1/21/11	Open	10,672,692	10,668,750
Credit Suisse Securities (USA) LLC	0.18%	1/21/11	Open	27,806,729	27,797,000
Credit Suisse Securities (USA) LLC	0.17%	1/25/11	Open	50,422,710	50,407,000
Credit Suisse Securities (USA) LLC	0.01%	3/31/11	4/01/11	52,785,015	52,785,000

•	Reverse repurchase agreements outstanding as of March 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Securities (USA) LLC	0.13%	3/31/11	4/01/11	$14,576,678	$14,576,625
Credit Suisse Securities (USA) LLC	0.14%	3/31/11	4/01/11	33,364,542	33,364,413
Credit Suisse Securities (USA) LLC	0.16%	3/31/11	4/01/11	66,800,360	66,800,063
Deutsche Bank Securities, Inc.	0.00%	3/31/11	4/01/11	1,850,000	1,850,000
Merrill Lynch	0.17%	3/31/11	4/01/11	116,724,464	116,723,913
Credit Suisse Securities (USA) LLC	0.24%	3/10/11	4/13/11	163,227,937	163,204,000
Credit Suisse Securities (USA) LLC	0.20%	3/14/11	4/15/11	529,474,999	529,425,400
Deutsche Bank Securities, Inc.	0.21%	3/14/11	4/15/11	24,143,199	24,140,804
Deutsche Bank Securities, Inc.	0.20%	3/15/11	4/15/11	205,270,536	205,251,151

Total				$1,314,880,729	$1,314,737,869

•	Financial futures contracts purchased as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

634	5-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$74,064,861	$(20,595)
481	Euro BOBL	Eurex	June 2011	$78,189,589	(90,655)
1,772	Euro SCHATZ	Eurex	June 2011	$269,751,184	(593,620)
206	Long Bond U.S. Treasury Bond	Chicago Mercantile	June 2011	$24,773,204	(14,579)
69	90-Day Euro-Dollar Future	Chicago Mercantile	June 2011	$17,186,752	1,148
85	90-Day Euro-Dollar Future	Chicago Mercantile	September 2011	$21,153,971	(1,721)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	45

Schedule of Investments (continued)	Master Total Return Portfolio

•	Financial futures contracts purchased as of March 31, 2011 were as follows (concluded):

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

55	90-Day Euro-Dollar Future	Chicago Mercantile	December 2011	$13,669,751	$(2,939)
31	90-Day Euro-Dollar Future	Chicago Mercantile	March 2012	$7,692,973	(9,235)
128	90-Day Euro-Dollar Future	Chicago Mercantile	June 2012	$31,611,665	2,735
167	90-Day Euro-Dollar Future	Chicago Mercantile	September 2012	$41,077,222	8,953
141	90-Day Euro-Dollar Future	Chicago Mercantile	December 2012	$34,573,475	(10,850)
78	90-Day Euro-Dollar Future	Chicago Mercantile	March 2013	$19,078,565	(16,340)
132	90-Day Euro-Dollar Future	Chicago Mercantile	June 2013	$32,175,774	(5,724)
213	90-Day Euro-Dollar Future	Chicago Mercantile	September 2013	$51,789,948	(12,311)
153	90-Day Euro-Dollar Future	Chicago Mercantile	December 2013	$37,102,784	(2,196)
9	90-Day Euro-Dollar Future	Chicago Mercantile	March 2014	$2,185,900	(8,350)

Total					$(776,279)

•	Financial futures contracts sold as of March 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

3,289	2-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$717,673,972	$260,847
2,649	10-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$315,710,718	396,937
322	Ultra U.S. Treasury Bond	Chicago Mercantile	June 2011	$39,801,348	14,223
25	CBOE Vix Future	Sydney Futures	April 2011	$493,777	11,277
12	CBOE Vix Future	Sydney Futures	May 2011	$285,573	35,973
29	Euro BUXL 30-Year Bond	Tel Aviv	June 2011	$4,171,697	(9,675)
63	Euro-Bund Future	Eurex	June 2011	$10,935,747	107,482
266	S&P 500 EMini	Chicago Mercantile	June 2011	$17,572,068	2,768

Total					$819,832

•	Foreign currency exchange contracts as of March 31, 2011 were as follows:

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	3,643,000	USD	5,145,920	Citibank NA	4/04/11	$16,749
PLN	70,000	USD	24,692	Citibank NA	4/04/11	(41)
CHF	13,795,032	USD	14,920,000	UBS AG	4/11/11	99,976
IDR	1,917,977,000	USD	8,190,000	HSBC Bank	4/11/11	54,733
JPY	2,523,752,169	USD	30,526,000	HSBC Bank	4/11/11	(183,370)
JPY	1,250,387,017	USD	15,008,000	Morgan Stanley Capital Services, Inc.	4/11/11	25,184
JPY	3,098,097,155	USD	38,232,000	UBS AG	4/11/11	(984,120)
NZD	1,000,000	USD	755,950	HSBC Bank	4/11/11	6,504
NZD	5,556,000	USD	4,184,607	Royal Bank of Scotland	4/11/11	51,585
USD	14,920,000	CHF	13,849,192	UBS AG	4/11/11	(158,945)
USD	9,286,751	IDR	84,222,822,720	HSBC Bank	4/11/11	(368,618)
USD	15,405,000	JPY	1,275,641,835	Citibank NA	4/11/11	68,182
USD	14,920,000	JPY	1,219,386,236	HSBC Bank	4/11/11	259,533
USD	30,755,000	JPY	2,542,946,420	JPMorgan Chase Bank NA	4/11/11	181,601
USD	14,870,000	JPY	1,220,343,725	UBS AG	4/11/11	198,021
USD	8,102,589	NZD	10,840,119	HSBC Bank	4/11/11	(162,498)
AUD	8,202,259	USD	8,135,000	Royal Bank of Canada	4/12/11	336,513
CLP	3,852,044,000	USD	7,718,000	Morgan Stanley Capital Services, Inc.	4/12/11	337,248
USD	7,718,000	AUD	7,909,847	Morgan Stanley Capital Services, Inc.	4/12/11	(451,502)
USD	3,606,346	CLP	1,715,719,000	Morgan Stanley Capital Services, Inc.	4/12/11	18,500
USD	4,459,878	CLP	2,122,902,000	UBS AG	4/12/11	20,546
GBP	3,823,900	USD	6,124,244	UBS AG	4/14/11	9,122
HKD	95,415,000	USD	12,253,539	HSBC Bank	4/14/11	14,296
USD	2,169,253	EUR	1,527,000	Deutsche Bank AG	4/14/11	5,648
USD	14,516,275	GBP	9,268,500	Citibank NA	4/14/11	(349,987)
USD	363,092	GBP	226,000	Deutsche Bank AG	4/14/11	598
USD	12,036,662	GBP	7,479,500	Royal Bank of Scotland	4/14/11	39,877
USD	12,268,054	HKD	95,415,000	Royal Bank of Scotland	4/14/11	219
CNY	270,481,778	USD	41,359,000	HSBC Bank	4/18/11	(11,375)
USD	16,551,225	CNY	108,725,000	HSBC Bank	4/18/11	(69,194)

See Notes to Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

•	Foreign currency exchange contracts as of March 31, 2011 were as follows (continued):

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	5,542,960	CAD	5,550,000	UBS AG	4/19/11	$(2,257)
AUD	5,729,588	MXN	70,447,000	Citibank NA	4/19/11	464
MXN	60,251,342	CAD	4,923,000	Deutsche Bank AG	4/19/11	(19,323)
EUR	2,765,000	HUF	759,656,100	Citibank NA	4/21/11	(120,985)
HUF	1,778,712,840	EUR	6,660,000	Royal Bank of Canada	4/21/11	20,016
HUF	1,150,268,600	USD	6,110,000	HSBC Bank	4/21/11	4,507
RUB	230,628,000	USD	7,633,472	HSBC Bank	4/21/11	464,371
USD	7,630,000	HUF	1,570,744,388	HSBC Bank	4/21/11	(719,639)
USD	6,110,000	RUB	174,196,100	HSBC Bank	4/21/11	(6,399)
CNY	378,254,976	USD	57,696,000	Royal Bank of Canada	4/25/11	145,382
USD	57,706,721	CNY	378,254,976	Royal Bank of Canada	4/25/11	(134,662)
CAD	12,466,976	AUD	12,767,000	UBS AG	4/27/11	(310,153)
EUR	3,177,300	USD	4,373,210	Citibank NA	4/27/11	127,442
EUR	4,455,000	USD	6,157,746	JPMorgan Chase Bank NA	4/27/11	152,772
EUR	5,957,400	USD	8,278,254	Royal Bank of Scotland	4/27/11	160,416
MXN	34,790,763	AUD	2,885,000	UBS AG	4/27/11	(56,637)
USD	86,501,125	EUR	63,076,000	Citibank NA	4/27/11	(2,846,166)
USD	6,599,485	EUR	4,846,500	Deutsche Bank AG	4/27/11	(265,593)
USD	4,724,195	EUR	3,349,500	State Street Bank	4/27/11	(20,379)
EUR	8,980,000	USD	12,308,715	Citibank NA	5/06/11	409,031
USD	7,283,651	EUR	5,170,000	Royal Bank of Scotland	5/06/11	(38,258)
EUR	2,935,000	JPY	335,282,366	Citibank NA	5/11/11	124,410
EUR	4,230,000	JPY	485,844,687	Deutsche Bank AG	5/11/11	147,715
JPY	805,447,249	EUR	7,165,000	Citibank NA	5/11/11	(460,676)
ZAR	61,732,000	USD	8,571,389	UBS AG	5/12/11	497,404
JPY	812,746,385	USD	10,145,000	HSBC Bank	5/16/11	(371,361)
USD	10,145,000	JPY	793,267,985	BNP Paribas	5/16/11	605,597
USD	3,904,701	EUR	2,899,000	Citibank NA	5/18/11	(199,904)
KRW	10,601,873,250	JPY	789,246,793	HSBC Bank	5/19/11	142,872
KRW	6,627,098,000	JPY	479,703,076	UBS AG	5/19/11	253,400
JPY	953,198,147	KRW	12,656,565,000	UBS AG	5/19/11	(38,378)
CZK	178,507,000	EUR	7,415,355	Citibank NA	5/20/11	(193,206)
CZK	106,369,065	SEK	38,835,000	JPMorgan Chase Bank NA	5/20/11	4,547

•	Foreign currency exchange contracts as of March 31, 2011 were as follows (concluded):

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	5,945,000	GBP	5,007,414	Citibank NA	5/20/11	$389,323
EUR	5,526,133	NOK	43,753,000	UBS AG	5/20/11	(65,545)
GBP	5,365,000	CZK	151,816,624	Deutsche Bank AG	5/20/11	(163,711)
NOK	46,430,000	CZK	141,058,054	Deutsche Bank AG	5/20/11	228,680
SEK	51,442,000	CZK	140,355,896	Deutsche Bank AG	5/20/11	25,369
EUR	13,057,832	HUF	3,590,061,570	Deutsche Bank AG	5/25/11	(510,500)
EUR	13,607,577	NOK	107,954,280	Deutsche Bank AG	5/25/11	(196,479)
EUR	3,765,000	PLN	15,184,245	Royal Bank of Canada	5/25/11	8,576
HUF	1,952,802,635	PLN	27,883,000	Royal Bank of Scotland	5/25/11	561,069
PLN	27,883,000	EUR	7,086,908	Royal Bank of Scotland	5/25/11	(260,934)
PLN	22,091,220	EUR	5,550,000	UBS AG	5/25/11	(114,950)
NOK	105,033,000	EUR	13,602,668	Royal Bank of Scotland	5/25/11	(323,171)
CHF	5,250,000	GBP	3,554,743	UBS AG	5/26/11	19,776
GBP	4,771,447	CHF	6,929,000	UBS AG	5/26/11	101,920
EUR	2,874,823	GBP	2,505,000	Citibank NA	5/27/11	54,142
CNY	148,845,060	USD	22,815,000	UBS AG	5/31/11	(15,959)
MYR	93,588,270	USD	30,539,000	HSBC Bank	5/31/11	225,431
USD	30,539,000	CNY	199,804,357	HSBC Bank	5/31/11	(65,628)
USD	7,675,801	JPY	642,908,220	Citibank NA	5/31/11	(56,251)
USD	22,815,000	MYR	69,140,858	UBS AG	5/31/11	86,947
USD	8,506,212	ZAR	63,409,542	Royal Bank of Scotland	6/06/11	(772,864)
EUR	4,055,000	GBP	3,561,669	Citibank NA	6/08/11	30,570
GBP	7,021,000	EUR	8,395,756	Royal Bank of Scotland	6/08/11	(629,565)
NZD	11,676,542	USD	8,472,405	Deutsche Bank AG	6/24/11	386,047
USD	4,164,172	NZD	5,556,000	Royal Bank of Scotland	6/24/11	(50,908)
NZD	20,362,000	ZAR	106,243,622	Royal Bank of Canada	6/29/11	(54,175)
ZAR	78,235,000	NZD	15,061,180	Royal Bank of Canada	6/29/11	(11,027)
CNY	274,136,000	USD	41,239,027	HSBC Bank	7/27/11	885,884
USD	65,287,018	CNY	434,785,803	HSBC Bank	7/27/11	(1,524,029)
HKD	41,696,563	USD	5,365,221	HSBC Bank	11/10/11	6,436
USD	5,375,000	HKD	41,696,563	HSBC Bank	11/10/11	3,344

Total						$(5,340,827)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	47

Schedule of Investments (continued)	Master Total Return Portfolio

•	Credit default swaps on single-name issues — buy protection outstanding as of March 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$13,350	$(379,572)
McClatchy Co.	5.00%	Morgan Stanley Capital Services, Inc.	6/20/13	$1,000	(2,770)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$7,800	(43,939)
Dean Foods Co.	5.00%	Barclays Bank Plc	3/20/14	$7,000	(31,662)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$13,350	(226,988)
Wells Fargo & Co.	1.00%	Barclays Bank Plc	9/20/15	$5,000	(109,555)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/15	$4,000	(8,750)
General Electric Capital Corp.	1.00%	Barclays Bank Plc	12/20/15	$8,000	(265,983)
Hartford Financial Services Group Inc.	1.00%	Citibank NA	12/20/15	$4,000	(138,394)
MGIC Investment Corp.	5.00%	Citibank NA	12/20/15	$8,010	(362,774)
Wells Fargo & Co.	1.00%	Credit Suisse International	12/20/15	$16,000	(339,478)
Alcoa, Inc.	1.00%	Citibank NA	3/20/16	$5,625	(69,960)
Assicurazioni Generali SpA	1.00%	Credit Suisse International	3/20/16	$2,200	(69,212)
Diamond Offshore Drilling, Inc.	1.00%	Deutsche Bank AG	3/20/16	$5,625	13,039
Hellenic Republic Government Bond	1.00%	Credit Suisse International	3/20/16	$655	9,512
Ireland Government Bond	1.00%	Barclays Bank Plc	3/20/16	$5,502	139,621
Macy’s, Inc.	1.00%	Barclays Bank Plc	3/20/16	$5,000	(13,776)
Morgan Stanley	1.00%	Deutsche Bank AG	3/20/16	$7,500	(144,391)
Peugeot SA	1.00%	Credit Suisse International	3/20/16	$3,000	66,630
Portugal Telecom International Finance BV	1.00%	Credit Suisse International	3/20/16	$2,666	35,984
Spain (Kingdom of)	1.00%	Citibank NA	3/20/16	$5,272	(58,853)
Spain (Kingdom of)	1.00%	JPMorgan Chase Bank NA	3/20/16	$26,355	(255,083)
Thyssenkrupp AG	1.00%	JPMorgan Chase Bank NA	3/20/16	$2,000	33,828
Whirlpool Corp.	1.00%	Credit Suisse International	3/20/16	$10,000	(4,181)
Banco Bilbao Vizcaya Argentina SA	1.00%	BNP Paribas	6/20/16	$3,650	35,691
Best Buy Co., Inc.	1.00%	Bank of America NA	6/20/16	$5,000	26,905
KB Home	5.00%	Barclays Bank Plc	6/20/16	$5,000	9,513
Louisiana Pacific Corp.	1.00%	Deutsche Bank AG	6/20/16	$5,000	5,399
CBS Corp.	1.00%	Barclays Bank Plc	9/20/16	$7,000	46,373

•	Credit default swaps on single-name issues — buy protection outstanding as of March 31, 2011 were as follows (concluded):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Hellenic Republic Government Bond	1.00%	Citibank NA	9/20/16	$3,930	$149,459
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$13,350	552,847
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$20,100	(204,672)

Total					$(1,605,192)

•	Credit default swaps on single-name issues — sold protection outstanding as of March 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	CCC+	USD	6,800	$(69,421)
Boyd Gaming Corp.	5.00%	Morgan Stanley Capital Services, Inc.	12/20/14	CCC+	USD	2,000	88,868
MBIA Insurance Corp.	5.00%	Citibank NA	3/20/15	B–	USD	2,800	(40,179)
Boyd Gaming Corp.	5.00%	Credit Suisse International	12/20/15	CCC+	USD	2,000	61,177
Ford Motor Co.	5.00%	Barclays Bank Plc	12/20/15	B+	USD	8,000	134,542
Arcelor Mittal SA	1.00%	JPMorgan Chase Bank NA	3/20/16	BBB–	EUR	2,000	906
Dean Foods Co.	5.00%	Barclays Bank Plc	3/20/16	B–	USD	7,000	(63,537)
Renault SA	1.00%	Credit Suisse International	3/20/16	BB+	EUR	3,000	(66,475)
Tyson Foods, Inc.	1.00%	Goldman Sachs International	3/20/16	BBB–	USD	10,000	29,700
United States Steel Corp.	5.00%	Citibank NA	3/20/16	BB	USD	5,625	34,786
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	6/20/16	B+	USD	5,000	(48,079)
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	6/20/16	BB+	USD	5,000	26,683
Intesa Sanpaolo SpA	1.00%	BNP Paribas	6/20/16	A+	EUR	3,650	(11,460)

Total							$77,511

[1]	Using Standard & Poor’s rating.

[2]	The maximum potential amount the Master LLC may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

•	Credit default swaps on traded indexes — buy protection outstanding as of March 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

Dow Jones CDX North America Investment Grade Index Series 15	1.00%	Citibank NA	12/20/15	USD	66,500	$(132,044)

Dow Jones CDX North America Investment Grade Index Series 15	1.00%	Credit Suisse International	12/20/15	USD	7,500	(13,870)

Dow Jones CDX North America Investment Grade Index Series 15	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	12,000	(74,530)

Dow Jones CDX North America High Yield Index Series 15	5.00%	Bank of America NA	12/20/15	USD	5,000	(61,950)

Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	10,740	(124,632)

iTraxx — Europe Sub Financial Index Series 14	1.00%	Barclays Bank Plc	12/20/15	EUR	2,200	(6,278)

iTraxx — Europe Sub Financial Index Series 14	1.00%	Credit Suisse International	12/20/15	EUR	2,000	(44,486)

Total						$(457,790)

•	Credit default swaps on traded indexes — sold protection outstanding as of March 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Appreciation (Depreciation)

Dow Jones CDX North America Investment Grade Index Series 9, 0-3%	5.00%	Citibank NA	12/20/12	BBB	$9,077	$(112,742)

Dow Jones CDX North America Investment Grade Index Series 9	0.60%	Credit Suisse International	12/20/12	BBB	$242,000	(29,765)

Dow Jones CDX North America Investment Grade Index Series 15	1.00%	Citibank NA	12/20/15	BBB+	$45,000	(76,736)

Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Credit Suisse International	6/20/16	BBB+	$60,000	(13,550)

•	Credit default swaps on traded indexes — sold protection outstanding as of March 31, 2011 were as follows (concluded):

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Appreciation (Depreciation)

Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	$127,230	$(11,352)

MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	$10,340	419,930

Total						$175,785

[3]	Using Standard & Poor’s rating of the underlying securities.

[4]	The maximum potential amount the Master LLC may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of March 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.69% (b)	3-month LIBOR	Barclays Bank Plc	9/07/12	$210,000	$(176,844)
0.75% (b)	3-month LIBOR	Royal Bank of Scotland Plc	12/02/12	$181,100	16,067
0.90% (b)	3-month LIBOR	Citibank NA	1/11/13	$78,100	(102,532)
0.85% (b)	3-month LIBOR	Deutsche Bank AG	1/26/13	$28,500	1,041
0.86% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/26/13	$56,400	(14,796)
0.83% (b)	3-month LIBOR	Deutsche Bank AG	1/27/13	$7,300	1,993
0.98% (b)	3-month LIBOR	Deutsche Bank AG	2/22/13	$96,700	(168,479)
0.92% (b)	3-month LIBOR	Deutsche Bank AG	2/28/13	$88,000	(28,718)
0.83% (b)	3-month LIBOR	Goldman Sachs International	3/15/13	$80,400	201,544
0.80% (b)	3-month LIBOR	Deutsche Bank AG	3/21/13	$23,800	63,107
0.83% (b)	3-month LIBOR	Deutsche Bank AG	3/23/13	$52,300	112,603
0.85% (a)	3-month LIBOR	Citibank NA	3/24/13	$104,200	(180,682)
1.32% (b)	3-month LIBOR	Citibank NA	12/17/13	$31,000	31,695
1.41% (b)	3-month LIBOR	Deutsche Bank AG	12/20/13	$46,600	(59,056)
1.26% (b)	3-month LIBOR	Deutsche Bank AG	12/24/13	$48,400	147,170
1.59% (b)	3-month LIBOR	Deutsche Bank AG	3/08/14	$34,000	(105,950)
1.50% (d)	3-month LIBOR	JPMorgan Chase Bank NA	8/22/14	$14,500	(166,316)
1.40% (d)	3-month LIBOR	JPMorgan Chase Bank NA	8/24/14	$29,300	(431,724)
1.71% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/26/15	$116,000	(2,962,661)
2.48% (b)	3-month LIBOR	Bank of America NA	2/22/16	$65,900	(327,885)
2.38% (b)	3-month LIBOR	Deutsche Bank AG	3/11/16	$62,200	85,755
2.33% (b)	3-month LIBOR	Deutsche Bank AG	3/29/16	$46,900	184,671
2.33% (b)	3-month LIBOR	Goldman Sachs International	3/29/16	$26,900	105,280
2.46% (b)	3-month LIBOR	Deutsche Bank AG	4/04/16	$11,400	—
2.43% (b)	3-month LIBOR	Royal Bank of Scotland Plc	4/04/16	$20,900	—

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	49

Schedule of Investments (continued)	Master Total Return Portfolio

•	Interest rate swaps outstanding as of March 31, 2011 were as follows (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.38% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	$22,300	$766,470
3.51% (b)	3-month LIBOR	BNP Paribas	5/20/20	$400	(2,611)
3.50% (b)	3-month LIBOR	Deutsche Bank AG	1/25/21	$9,000	21,691
3.77% (a)	3-month LIBOR	Citibank NA	2/11/21	$3,700	74,022
3.76% (a)	3-month LIBOR	Citibank NA	2/17/21	$4,200	79,536
3.70% (a)	3-month LIBOR	Citibank NA	2/18/21	$46,900	637,997
3.57% (a)	3-month LIBOR	Citibank NA	2/25/21	$2,800	7,946
3.57% (a)	3-month LIBOR	Deutsche Bank AG	2/25/21	$5,600	14,690
3.56% (a)	3-month LIBOR	Deutsche Bank AG	2/28/21	$18,900	24,681
3.57% (a)	3-month LIBOR	JPMorgan Chase Bank NA	2/28/21	$25,900	67,199
3.70% (a)	3-month LIBOR	Deutsche Bank AG	3/08/21	$3,000	40,965
3.66% (a)	3-month LIBOR	Royal Bank of Scotland Plc	3/08/21	$14,600	145,941
3.60% (a)	3-month LIBOR	BNP Paribas	3/10/21	$53,000	249,201
3.62% (a)	3-month LIBOR	Citibank NA	3/11/21	$10,200	55,844
3.50% (a)	3-month LIBOR	Deutsche Bank AG	3/15/21	$15,400	(78,314)
3.38% (b)	3-month LIBOR	Deutsche Bank AG	3/21/21	$10,300	152,338
3.40% (b)	3-month LIBOR	Citibank NA	3/23/21	$11,300	141,608
3.51% (b)	3-month LIBOR	Citibank NA	3/29/21	$20,200	78,238
3.58% (b)	3-month LIBOR	Citibank NA	3/30/21	$25,000	(67,252)
3.58% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/30/21	$18,900	(50,842)
3.60% (b)	3-month LIBOR	Deutsche Bank AG	4/01/21	$8,600	(37,363)
3.52% (b)	3-month LIBOR	Citibank NA	4/04/21	$20,000	59,042
3.53% (a)	3-month LIBOR	Citibank NA	4/04/21	$20,000	(39,477)
3.58% (b)	3-month LIBOR	Citibank NA	4/04/21	$6,200	—
5.15% (c)	3-month LIBOR	Royal Bank of Scotland Plc	2/12/24	$4,200	(130,040)
4.47% (b)	3-month LIBOR	Barclays Bank Plc	2/15/41	$7,200	(238,752)
4.20% (b)	3-month LIBOR	Deutsche Bank AG	3/22/41	$21,000	295,266
4.28% (a)	3-month LIBOR	Credit Suisse International	4/04/41	$8,300	—

Total					$(1,506,693)

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest amount and receives floating amount at expiration.

(d)	Pays floating interest amount and receives fixed amount at expiration.

•	Total return swaps outstanding as of March 31, 2011 were as follows:

Interest Receivable Rate	Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

6.50%	—	Barclays Bank Plc	1/12/38	$8,861	$(31,684	)(e)
—	6.50%	Credit Suisse International	1/12/38	$17,721	133,002	(e)
6.50%	—	Credit Suisse International	1/12/38	$17,721	140,473	(e)
—	6.50%	Goldman Sachs International	1/12/38	$16,389	(299,566	)(e)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	$16,322	(232,072	)(e)
6.50%	—	Morgan Stanley International	1/12/38	$23,851	166,717	(e)

					$(123,130)

(e)	Based on the change in the return of the Market IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

The following tables summarize the inputs used as of March 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$237,184,992	$50,742,458	$287,927,450
Common Stocks	$5,546,825	—	—	5,546,825
Corporate Bonds	—	1,434,459,812	—	1,434,459,812
Floating Rate Loan Interests	—	100,616,732	30,980,712	131,597,444
Foreign Agency Obligations	—	63,738,264	—	63,738,264
Investment Companies	12,209,135	—	—	12,209,135
Non-Agency Mortgage-Backed Securities	—	793,215,630	17,062,195	810,277,825
Preferred Securities	6,857,400	43,239,728	—	50,097,128
Taxable Municipal Bonds	—	59,823,919	—	59,823,919
U.S. Government Sponsored Agency Securities	—	5,703,739,447	—	5,703,739,447
U.S. Treasury Obligations	—	1,371,545,719	—	1,371,545,719
Short-Term Securities:
Money Market Fund	28,580,385	—	—	28,580,385
Borrowed Bond Agreements	—	497,198,181	—	497,198,181
Liabilities:
Investments:
Borrowed Bonds	—	(533,291,278)	—	(533,291,278)
TBA Sale Commitments	—	(3,842,483,309)	—	(3,842,483,309)

Total	$53,193,745	$5,928,987,837	$98,785,365	$6,080,966,947

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,501,463	$419,930	$1,921,393
Equity risk	$261,800	1,389,964	—	1,651,764
Foreign currency transactions	—	15,084,161	—	15,084,161
Interest rate contracts	7,008,110	34,235,851	—	41,243,961
Other contracts	—	440,192	—	440,192
Liabilities:
Credit contracts	—	(3,731,079)	—	(3,731,079)
Equity risk	(63,900)	(110,220)	—	(174,120)
Foreign currency transactions	—	(16,391,390)	—	(16,391,390)
Interest rate contracts	(4,326,279)	(60,140,451)	—	(64,466,730)
Other contracts	—	(563,322)	—	(563,322)

Total	$2,879,731	$(28,284,831)	$419,930	$(24,985,170)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

•	The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total

Assets/Liabilities:
Balance, as of September 30, 2010	$17,382,858	—	$44,026,239	$61,409,097
Accrued discounts/premiums	20,395	—	3,361	23,756
Realized gain (loss)	112,553	$18,376	71,386	202,315
Net change in unrealized appreciation/depreciation[2]	464,527	880,824	(59,388)	1,285,963
Purchases	41,743,754	32,123,265	17,322,744	91,189,763
Sales	(8,981,629)	(2,041,753)	(15,583,909)	(26,607,291)
Transfers in6	—	—	—	—
Transfers out[6]	—	—	(28,718,238)	(28,718,238)

Balance, as of March 31, 2011	$50,742,458	$30,980,712	$17,062,195	$98,785,365

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2011 was $1,282,078.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	51

Schedule of Investments (concluded)	Master Total Return Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts	Interest Rate Contracts

	Liabilities	Liabilities	Total

Balance, as of September 30, 2010	$(448,869)	$(163,781)	$(612,650)
Accrued discounts/premiums	232,133	(27)	232,106
Realized gain (loss)	(177,915)	(1,495,102)	(1,673,017)
Net change in unrealized appreciation/depreciation[3]	636,470	(42,887)	593,583
Purchases	—	—	—
Issuances[4]	—	—	—
Sales	—	—	—
Settlements[5]	178,111	1,495,129	1,673,240
Transfers in6	—	206,668	206,668
Transfers out[6]	—	—	—

Balance, as of March 31, 2011	$419,930	—	$419,930

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at March 31, 2011 was $825,912.

[4]	Issuances represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[6]	The Master’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Master Portfolio had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Statement of Assets and Liabilities	Master Total Return Portfolio

March 31, 2011 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $10,480,331,359)	$10,473,407,483
Investments at value — affiliated (cost — $28,589,442)	28,589,498
Unrealized appreciation on foreign currency exchange contracts	8,018,495
Unrealized appreciation on swaps	6,225,186
Foreign currency at value (cost — $4,268,136)	4,319,502
TBA sale commitments receivable	3,834,350,235
Investments sold receivable	417,922,541
Interest receivable	43,501,695
Swaps premiums paid	16,034,765
Options written receivable	3,234,772
Swaps receivable	2,725,365
Margin variation receivable	178,757
Principal paydowns receivable	139,435
Contributions receivable from investors	127,229
Dividends receivable	7,978
Prepaid expenses	49,038
Other assets	133,052

Total assets	14,838,965,026

Liabilities

TBA sale commitments at value (proceeds — $3,834,350,235)	3,842,483,309
Borrowed bonds at value (proceeds — $531,023,669)	533,291,278
Cash held as collateral for reverse repurchase agreements	163,000
Reverse repurchase agreements	1,314,737,869
Options written at value (premiums received — $63,413,674)	61,503,834
Unrealized depreciation on foreign currency exchange contracts	13,359,322
Unrealized depreciation on swaps	9,664,695
Investments purchased payable	4,949,900,903
Reverse repurchase agreements payable	12,796,918
Swap premiums received	12,011,098
Swaps payable	6,445,119
Investment advisory fees payable	222,098
Interest expense payable	142,860
Other affiliates payable	25,478
Directors’ fees payable	1,143
Other accrued expenses payable	620,289

Total liabilities	10,757,369,213

Net Assets	$4,081,595,813

Net Assets Consist of

Investors’ capital	$4,105,877,199
Net unrealized depreciation	(24,281,386)

Net Assets	$4,081,595,813

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	53

Statement of Operations	Master Total Return Portfolio

Six Months Ended March 31, 2011 (Unaudited)

Investment Income

Interest — unaffiliated	$102,140,235
Interest — affiliated	303
Dividends — affiliated	384,389
Dividends — unaffiliated	90,551

Total income	102,615,478

Expenses

Investment advisory	1,304,318
Accounting services	342,623
Custodian	308,712
Professional	55,950
Directors	39,814
Printing	4,236
Miscellaneous	121,607

Total expenses excluding interest expense	2,177,260
Interest expense	8,275,584

Total expenses	10,452,844
Less fees waived by advisor	(12,138)

Total expenses after fees waived	10,440,706

Net investment income	92,174,772

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	11,807,403
Investments — affiliated	(171,926)
Financial futures contracts	(25,447,536)
Swaps	(15,637,615)
Options written	(1,437,003)
Borrowed bonds	13,846,562
Foreign currency transactions	(3,049,136)

(20,089,251)

Net change in unrealized appreciation/depreciation on:
Investments	(98,133,522)
Financial futures contracts	1,770,348
Swaps	18,952,932
Options written	2,813,947
Borrowed bonds	(1,980,141)
Foreign currency transactions	(5,376,702)
Investments sold short	(8,037)

(81,961,175)

Total realized and unrealized loss	(102,050,426)

Net Decrease in Net Assets Resulting from Operations	$(9,875,654)

See Notes to Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Statements of Changes in Net Assets	Master Total Return Portfolio

	Six Months
	Ended
	March 31,	Year Ended
	2011	September 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010

Operations

Net investment income	$92,174,772	$165,887,222
Net realized gain (loss)	(20,089,251)	89,349,258
Net change in unrealized appreciation/depreciation	(81,961,175)	155,201,636

Net increase (decrease) in net assets resulting from operations	(9,875,654)	410,438,116

Capital Transactions

Proceeds from contributions	1,130,522,096	1,369,758,919
Value of withdrawals	(630,940,651)	(1,311,961,794)

Net increase in net assets derived from capital transactions	499,581,445	57,797,125

Net Assets

Total increase in net assets	489,705,791	468,235,241
Beginning of period	3,591,890,022	3,123,654,781

End of period	$4,081,595,813	$3,591,890,022

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	55

Financial Highlights	Master Total Return Portfolio

	Six Months
	Ended
	March 31,	Year Ended September 30,
	2011
	(Unaudited)	2010	2009	2008	2007	2006

Total Investment Return

Total investment return	(0.22)%[1]	13.05%	10.95%	(5.76)%	4.45%	3.88%

Ratios to Average Net Assets

Total expenses	0.52%[2]	0.58%	0.17%	0.15%	0.10%	0.12%

Total expenses after fees waived and paid indirectly	0.52%[2]	0.58%	0.17%	0.15%	0.10%	0.12%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.11%[2]	0.13%	0.13%	0.10%	0.10%	0.12%

Net investment income	4.58%[2]	4.97%	6.10%	5.59%	5.35%	4.90%

Supplemental Data

Net assets, end of period (000)	$4,081,596	$3,591,890	$3,123,655	$3,244,949	$3,980,172	$2,902,237

Portfolio turnover	1,491%[3]	1,754%[4]	708%[5]	1,081%[6]	153%	208%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,036%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 418%.

See Notes to Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (Unaudited)	Master Total Return Portfolio

1. Organization and Significant Accounting Policies:

Master Total Return Portfolio (the “Master Portfolio”) is part of Master Bond LLC (the “Master LLC”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	57

Notes to Financial Statements (continued)	Master Total Return Portfolio

will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests the Master Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial

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Notes to Financial Statements (continued)	Master Total Return Portfolio

institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

When a Master Portfolio buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Master Portfolio earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Master Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on its cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may

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Notes to Financial Statements (continued)	Master Total Return Portfolio

enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments, if any.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

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Notes to Financial Statements (continued)	Master Total Return Portfolio

The Master Portfolio files US federal and various state and local tax returns. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2010 and each is subject to examination by the Internal Revenue Service (“IRS”). On April 11, 2011, the IRS notified the Master Portfolio of its intent to examine the Master Portfolio’s 2009 US federal tax return. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. No state or local income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Master Portfolio and each of its respective counterparties. The ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date of by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

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Notes to Financial Statements (continued)	Master Total Return Portfolio

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Notes to Financial Statements (continued)	Master Total Return Portfolio

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2011

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$41,243,961	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$64,466,730

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	15,084,161	Unrealized depreciation on foreign currency exchange contracts; Options written at value	16,391,390

Credit contracts	Unrealized appreciation on swaps	1,921,393	Unrealized depreciation on swaps	3,731,079

Equity contracts	Net unrealized appreciation/depreciation*; Investments at value — unaffiliated**	1,651,764	Options written at value	174,120

Other contracts	Unrealized appreciation on swaps	440,192	Unrealized depreciation on swaps	563,322

Total		$60,341,471		$85,326,641

*

Includes cumulative unrealized appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments in the Statement of Operations Six Months Ended March 31, 2011

	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$(17,348,507)	$3,275,524	$8,559,857	—
Foreign currency exchange contracts	—	—	(451,047)	$(180,516)
Credit contracts	—	(11,459,520)	—	—
Equity contracts	(8,099,029)	—	(1,957,145)	—
Other contracts	—	(7,453,619)	—	—

Total	$(25,447,536)	$(15,637,615)	$6,151,665	$(180,516)

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$1,720,330	$10,644,261	$2,290,456	—
Foreign currency exchange contracts	—	—	(1,045,065)	$(5,226,696)
Credit contracts	—	8,268,018	—	—
Equity contracts	50,018	—	(161,206)	—
Other contracts	—	40,653	—	—

Total	$1,770,348	$18,952,932	$1,084,185	$(5,226,696)

*** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

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Notes to Financial Statements (continued)	Master Total Return Portfolio

For the six months ended March 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3,443
Average number of contracts sold	7,057
Average notional value of contracts purchased	$656,603,206
Average notional value of contracts sold	$1,088,433,884
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	67
Average number of contracts — US dollars sold	58
Average US dollar amounts purchased	$634,860,748
Average US dollar amounts sold	$545,285,085
Options:
Average number of option contracts purchased	885,714
Average number of option contracts written	584,251
Average notional value of option contracts purchased	$912,785,412
Average notional value of option contracts written	$586,407,168
Average number of swaption contracts purchased	23
Average number of swaption contracts written	40
Average notional value of swaption contracts purchased	$1,033,000,000
Average notional value of swaption contracts written	$1,395,150,000
Credit default swaps:
Average number of contracts — buy protection	34
Average number of contracts — sell protection	21
Average notional value — buy protection	$290,967,999
Average notional value — sell protection	$324,430,177
Interest rate swaps:
Average number of contracts — pays fixed rate	33
Average number of contracts — receives fixed rate	19
Average notional value — pays fixed rate	$1,412,842,500
Average notional value — receives fixed rate	$540,750,000
Total return swaps:
Average number of contracts	8
Average notional value	$126,092,363

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee at the following annual rates of the Master Portfolio’s and BlackRock High Income Fund of BlackRock Bond Fund, Inc.’s (the “High Income Fund”) average daily net assets:

Not exceeding $250 million	0.20%
In excess of $250 million, but less than $500 million	0.15%
In excess of $500 million, but not exceeding $750 million	0.10%
In excess of $750 million	0.05%

For the six months ended March 31, 2011, the aggregate average daily net assets of the Master Portfolio and High Income Fund was approximately $5,061,474,000.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the six months ended March 31, 2011, the Master Portfolio reimbursed the Manager $51,025 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master Portfolio are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master Portfolio’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2011, were $65,820,376,341 and $69,616,957,492, respectively.

For the six months ended March 31, 2011, purchases and sales of US government securities were $12,102,028,218 and $11,683,484,797, respectively.

For the six months ended March 31, 2011, purchases and sales of mortgage dollar rolls were $23,785,040,383 and $23,791,777,524, respectively.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (concluded)	Master Total Return Portfolio

Transactions in options written for the six months ended March 31, 2011, were as follows:

	Calls			Puts

	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received

Outstanding options, beginning of period	—	$650,027	$15,099,869	—	$906,668	$19,973,023
Options written	22,581	1,965,270	53,804,518	29,777	2,022,106	57,224,089
Options expired	(2,797)	(435,646)	(4,967,274)	—	(684,837)	(3,152,435)
Options exercised	—	(80,000)	(395,186)	(150)	(399,400)	(2,749,335)
Options closed	(12,508)	(778,800)	(32,428,963)	(22,454)	(856,826)	(38,994,632)

Outstanding options, end of period	7,276	$1,320,851	$31,112,964	7,173	$987,711	$32,300,710

5. Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2010. The Master Portfolio did not borrow under the credit agreement during the six months ended March 31, 2011.

For the six months ended March 31, 2011, the Master Portfolio’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $1,559,316,211 and the daily weighted average interest rate was 0.72%.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	65

Officers and Directors of the Fund and Master Bond LLC

Robert M. Hernandez, Chair of the Board, Director and
Member of the Audit Committee
Fred G. Weiss, Vice Chair of the Board, Director and
Chairman of the Audit Committee
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Honorable Stuart E. Eizenstat, Director and
Member of the Audit Committee
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Fund/Master Bond LLC.
Effective December 31, 2010, Richard R. West retired as Director of the Fund/Master Bond LLC. The Board wishes Mr. West well in his retirement.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolios voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	67

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

68	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011	69

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government
Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income
Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10252-3/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 3, 2011